As filed with the U.S. Securities and Exchange Commission on October 12, 2016

Securities Act File No. 333-210814

Investment Company Act File No. 811-23155

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 3	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 3	☒

IVY NEXTSHARES

(a Delaware statutory trust)

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code (913) 236-2000

Philip A. Shipp

6300 Lamar Avenue

Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

As soon as practicable after the effective date of this Registration Statement.

(Approximate Date of Proposed Offering)

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

Subject to Completion — dated October 12, 2016

Prospectus Ivy NextShares [ , 2016]

Ivy Focused Growth NextShares	The NASDAQ Stock Market, LLC – IVFGC
Ivy Focused Value NextShares	The NASDAQ Stock Market, LLC – IVFVC
Ivy Energy NextShares	The NASDAQ Stock Market, LLC – IVENC

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

NextSharesTM are a new type of actively managed fund that differ from traditional mutual funds and exchange-traded funds. Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system. Trading prices of NextShares fund shares are directly linked to the fund’s next-computed net asset value per share (NAV) and will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. Investing in NextShares funds involves certain risks as described in this Prospectus. As a new type of fund, NextShares funds do not have an operating history.

This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

CONTENTS

SUMMARIES

3	Ivy Focused Growth NextShares

9	Ivy Focused Value NextShares

15	Ivy Energy NextShares

21	Additional Information about Principal Investment Strategies,

Other Investments and Risks

30	Additional Information about NextShares

32	The Management of the Funds

32	Investment Adviser

32	Management Fee

32	Portfolio Management and Organization

33	Your Account

33	Pricing of Fund Shares

34	Buying and Selling Shares

36	Distribution

37	Distributions and Taxes

40	Financial Highlights

2	Prospectus

Ivy Focused Growth NextShares

Investment Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	0.43%
Total Annual Fund Operating Expenses	1.18%
Fee Waiver and/or Expense Reimbursement[2]	0.40%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%

[1]	The percentage shown for “Other Expenses” is based on estimated amounts for the current fiscal year.

[2]	Through October 31, 2017, Ivy Investment Management Company (IICO), the Fund’s investment manager and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s accounting and administrative services agent, have contractually agreed to reimburse sufficient management fees and/or accounting and administrative services fees to cap the total annual ordinary fund operating expenses at 0.78%. Prior to that date, the expense limitation may not be terminated by IICO, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in mutual funds.

The example assumes that you invest $10,000 in the shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$80	$335

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund does not have a portfolio turnover rate as of the date of this prospectus as it has not yet commenced operations.

Principal Investment Strategies

Ivy Focused Growth NextShares seeks to achieve its objective by investing primarily in a portfolio of common stocks issued by large-capitalization, growth-oriented companies with above-average levels of profitability and that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes have the ability to sustain growth over the long term. Although the Fund primarily invests in securities issued by large capitalization companies (defined as companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. Growth-oriented companies are those whose earnings IICO believes are likely to grow faster than the economy.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. For example, the Fund typically holds a limited number of stocks (generally 15 to 25).

IICO primarily utilizes a bottom-up (researching individual issuers) strategy in selecting securities for the Fund and seeks to invest for the Fund in companies that it believes possess, or have the potential to achieve, dominant market positions and/or structural competitive advantages. IICO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

IICO attempts to focus on companies operating in large, growing, addressable markets (generally, the total potential markets for their goods and services) whose competitive market position IICO believes will allow them to grow faster than the general economy. The key factors IICO typically analyzes consist of: a company’s brand equity, proprietary technology, economies of scale or scope; the level of competitive intensity; the threat of substitute products; the interaction and bargaining power between a company, its customers, suppliers and competitors; the degree of fragmentation or concentration of market share in their industry; barriers to entry; strength of balance sheets and cash flows; and the quality of management.

Ivy NextShares	Prospectus	3

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In general, IICO may sell a security when, in IICO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. IICO also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, and/or poor use of resources. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

About NextShares

NextShares are a new type of actively managed exchange-traded product operating pursuant to an order issued by the Securities and Exchange Commission (SEC) granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (1940 Act). As a new type of fund, NextShares do not have an operating history and there can be no guarantee that an active trading market for NextShares will develop.

Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (Broker), and may not be directly purchased or redeemed from a NextShares fund. As a new type of fund, NextShares initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (NAV), which is normally determined as of the close of regular market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.

Trading prices of NextShares will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See Purchases and Sales of Fund Shares below for important information about how to buy and sell shares of the Fund.

How NextShares Compare to Mutual Funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next-determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.

Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares do not pay sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.

How NextShares Compare to ETFs. Similar to exchange-traded funds (ETFs), NextShares are issued and redeemed only in specified large aggregations (Creation Units) by or through “Authorized Participants” (i.e., broker-dealers or institutional investors that have entered into agreements with the fund’s distributor) and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV rather than determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday at currently (versus end-of-day) determined prices.

Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve portfolio instruments not used in creations and redemptions, the need for full portfolio holdings disclosure to achieve tight markets in NextShares is eliminated. The NAV-based trading employed for NextShares provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see Additional Information about NextShares.

Principal Investment Risks

Just like a traditional mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants. To the extent that

4	Prospectus	Ivy NextShares

these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Contingent Pricing Risk. Trading prices of Fund shares are directly linked to the Fund’s next determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Fund does not offer opportunities to transact intraday at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the Fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.

■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

■	Holdings Risk. The Fund typically holds a limited number of stocks (generally 15 to 25), and the Fund’s portfolio managers also tend to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio managers invested a greater portion of the Fund’s total assets in a larger number of stocks.

■	Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results.

■	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■	Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.

■	Non-Diversification Risk. The Fund is “non-diversified” and, as such, its investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Performance

The Fund has not yet commenced operations; therefore, it does not have performance information to include in a bar chart or performance table. Once the Fund has a full calendar year of performance, the prospectus will include a performance bar chart that shows how performance has varied from year to year for the Fund’s shares and a performance table that shows the average annual total returns for the Fund and also compares the Fund’s returns with that of a broad-based securities market index. Until that time, please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Ivy NextShares	Prospectus	5

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

Daniel P. Becker, Senior Vice President of IICO, and Bradley M. Klapmeyer, Vice President of IICO, have managed the Fund since its inception.

Purchases and Sales of Fund Shares

Buying and Selling Shares in the Secondary Market. Shares of the Fund are listed and available for trading on The NASDAQ Stock Market, LLC (Listing Exchange) during the Listing Exchange’s core trading session (generally 9:30 a.m. to 4:00 p.m. Eastern Time). Shares also may be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The Fund does not impose any minimum investment for shares of the Fund purchased in the secondary market.

Buying and selling Fund shares is similar in most respects to buying and selling ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms and market data services. Completed trades in Fund shares clear and settle just like ETF trades and listed stock trades, with settlement normally occurring on the third following business day (T+3). Orders to buy and sell Fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.

Trading in Fund shares differs from buying and selling ETFs and listed stocks in four respects:

■	how intraday prices of executed trades and bids and offers posted by market makers are expressed;

■	how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;

■	what limit orders mean and how limit prices are expressed; and

■	how and when the final price of executed trades is determined.

Intraday Prices and Quote Display Format. The intraday price of executed trades and bids and offers quoted for Fund shares are all expressed relative to the Fund’s next determined NAV, rather than as an absolute dollar price. As noted above, the Fund’s NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the Fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the Fund’s NAV on the trade date. If the last trade in Fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”

Bid and offer quotes and prices of Fund shares in NAV-based format can be accessed intraday on Broker terminals using the Fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the Fund’s trading costs and trading spreads is provided at www.nextshares.com.

Sizing Buy and Sell Orders. NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. Contact your Broker for more information. In share-based orders, you specify the number of fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the Fund makes available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the Fund’s current portfolio value (Intraday Indicative Value or IIV). IIVs can be accessed at www.nextshares.com and also may be available from Brokers and market data services.

6	Prospectus	Ivy NextShares

The price of a transaction in Fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of Fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of Fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (= $15,000 ÷ $19.97).

Because IIVs are estimates and generally will differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the Fund’s next determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.

Limit Orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell Fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for ETFs.

Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.

Final Prices of Executed Trades. The premium or discount to NAV at which Fund shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the Fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.

The premium or discount to NAV at which Fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares do not offer investors the opportunity to buy and sell intraday at currently (versus end-of-day) determined prices. Buyers and sellers of shares will not know the final trade price of executed trades until the Fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.

Ivy NextShares	Prospectus	7

Transactions Directly with the Fund. The Fund issues and redeems shares only in Creation Unit blocks of 25,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with ALPS Distributors, Inc., the Fund’s distributor for this purpose. The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (Basket) that the Fund specifies each business day. The Fund’s Basket is not intended to be representative of current holdings and may vary significantly from current portfolio positions. The Fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see Your Account — Buying and Selling Shares.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8	Prospectus	Ivy NextShares

Ivy Focused Value NextShares

Investment Objectives

To seek to provide capital appreciation with a secondary objective of providing current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	0.58%
Total Annual Fund Operating Expenses	1.33%
Fee Waiver and/or Expense Reimbursement[2]	0.55%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%

[1]	The percentage shown for “Other Expenses” is based on estimated amounts for the current fiscal year.

[2]	Through October 31, 2017, Ivy Investment Management Company (IICO), the Fund’s investment manager and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s accounting and administrative services agent, have contractually agreed to reimburse sufficient management fees and/or accounting and administrative services fees to cap the total annual ordinary fund operating expenses at 0.78%. Prior to that date, the expense limitation may not be terminated by IICO, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in mutual funds.

The example assumes that you invest $10,000 in the shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$80	$367

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund does not have a portfolio turnover rate as of the date of this prospectus as it has not yet commenced operations.

Principal Investment Strategies

Ivy Focused Value NextShares seeks to achieve its objectives by investing primarily in the common stocks of companies that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by IICO and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. The Fund may invest in securities issued by companies of any size and market capitalization.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. For example, the Fund typically holds a limited number of stocks (generally 15 to 25).

To identify securities for the Fund, IICO primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market environment) and quantitative analyses. IICO primarily determines the estimated intrinsic value of companies based on cash flow generation, but IICO may consider other valuation factors, such as price to earnings and price to book value. IICO also considers other operational factors of a company, including, among others, asset growth, changes in share count, and changes in working capital. The Fund emphasizes companies that IICO believes have clearly identifiable catalysts that will help the companies achieve their estimated intrinsic values. A catalyst is an identifiable factor — such as an event, a particular circumstance or a company’s characteristic – that might lead to improved valuations of that company’s stock. A catalyst could come from within the company in the form of new management, company restructuring, or certain operational enhancements (such as the introduction of new products or services, or offering products in new markets). A catalyst also could be an external factor, such as improvement in industry conditions, a regulatory change, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Ivy NextShares	Prospectus	9

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

IICO typically will sell a stock when, in IICO’s opinion, it reaches an acceptable price, its fundamental characteristics have changed or it has performed below IICO’s expectations. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

About NextShares

NextShares are a new type of actively managed exchange-traded product operating pursuant to an order issued by the Securities and Exchange Commission (SEC) granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (1940 Act). As a new type of fund, NextShares do not have an operating history and there can be no guarantee that an active trading market for NextShares will develop.

Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (Broker), and may not be directly purchased or redeemed from a NextShares fund. As a new type of fund, NextShares initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (NAV), which is normally determined as of the close of regular market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.

Trading prices of NextShares will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See Purchases and Sales of Fund Shares below for important information about how to buy and sell shares of the Fund.

How NextShares Compare to Mutual Funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next-determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.

Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares do not pay sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.

How NextShares Compare to ETFs. Similar to exchange-traded funds (ETFs), NextShares are issued and redeemed only in specified large aggregations (Creation Units) by or through “Authorized Participants” (i.e., broker-dealers or institutional investors that have entered into agreements with the fund’s distributor) and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV rather than determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday at currently (versus end-of-day) determined prices.

Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve portfolio instruments not used in creations and redemptions, the need for full portfolio holdings disclosure to achieve tight markets in NextShares is eliminated. The NAV-based trading employed for NextShares provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see Additional Information about NextShares.

Principal Investment Risks

Just like a traditional mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

■	Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

10	Prospectus	Ivy NextShares

■	Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may experience losses.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Contingent Pricing Risk. Trading prices of Fund shares are directly linked to the Fund’s next determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Fund does not offer opportunities to transact intraday at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the Fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.

■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■	Holdings Risk. The Fund typically holds a limited number of stocks (generally 15 to 25), and the Fund’s portfolio manager also tends to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio manager invested a greater portion of the Fund’s total assets in a larger number of stocks.

■	Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results.

■	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■	Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.

■	Mid Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

■	Non-Diversification Risk. The Fund is “non-diversified” and, as such, its investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

■	Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of

Ivy NextShares	Prospectus	11

a security believed by IICO to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Performance

The Fund has not yet commenced operations; therefore, it does not have performance information to include in a bar chart or performance table. Once the Fund has a full calendar year of performance, the prospectus will include a performance bar chart that shows how performance has varied from year to year for the Fund’s shares and a performance table that shows the average annual total returns for the Fund and also compares the Fund’s returns with that of a broad-based securities market index. Until that time, please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Matthew T. Norris, Senior Vice President of IICO, has managed the Fund since its inception.

Purchases and Sales of Fund Shares

Buying and Selling Shares in the Secondary Market. Shares of the Fund are listed and available for trading on The NASDAQ Stock Market, LLC (Listing Exchange) during the Listing Exchange’s core trading session (generally 9:30 a.m. to 4:00 p.m. Eastern Time). Shares also may be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The Fund does not impose any minimum investment for shares of the Fund purchased in the secondary market.

Buying and selling Fund shares is similar in most respects to buying and selling ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms and market data services. Completed trades in Fund shares clear and settle just like ETF trades and listed stock trades, with settlement normally occurring on the third following business day (T+3). Orders to buy and sell Fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.

Trading in Fund shares differs from buying and selling ETFs and listed stocks in four respects:

■	how intraday prices of executed trades and bids and offers posted by market makers are expressed;

■	how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;

■	what limit orders mean and how limit prices are expressed; and

■	how and when the final price of executed trades is determined.

Intraday Prices and Quote Display Format. The intraday price of executed trades and bids and offers quoted for Fund shares are all expressed relative to the Fund’s next determined NAV, rather than as an absolute dollar price. As noted above, the Fund’s NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the Fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the Fund’s NAV on the trade date. If the last trade in Fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”

12	Prospectus	Ivy NextShares

Bid and offer quotes and prices of Fund shares in NAV-based format can be accessed intraday on Broker terminals using the Fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the Fund’s trading costs and trading spreads is provided at www.nextshares.com.

Sizing Buy and Sell Orders. NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. Contact your Broker for more information. In share-based orders, you specify the number of fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the Fund makes available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the Fund’s current portfolio value (Intraday Indicative Value or IIV). IIVs can be accessed at www.nextshares.com and also may be available from Brokers and market data services.

The price of a transaction in Fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of Fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of Fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (= $15,000 ÷ $19.97).

Because IIVs are estimates and generally will differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the Fund’s next determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.

Limit Orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell Fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for ETFs.

Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.

Ivy NextShares	Prospectus	13

Final Prices of Executed Trades. The premium or discount to NAV at which Fund shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the Fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.

The premium or discount to NAV at which Fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares do not offer investors the opportunity to buy and sell intraday at currently (versus end-of-day) determined prices. Buyers and sellers of shares will not know the final trade price of executed trades until the Fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.

Transactions Directly with the Fund. The Fund issues and redeems shares only in Creation Unit blocks of 25,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with ALPS Distributors, Inc., the Fund’s distributor for this purpose. The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (Basket) that the Fund specifies each business day. The Fund’s Basket is not intended to be representative of current holdings and may vary significantly from current portfolio positions. The Fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see Your Account — Buying and Selling Shares.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

14	Prospectus	Ivy NextShares

Ivy Energy NextShares

Investment Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Other Expenses[1]	1.03%
Total Annual Fund Operating Expenses	1.88%
Fee Waiver and/or Expense Reimbursement[2]	0.93%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%

[1]	The percentage shown for “Other Expenses” is based on estimated amounts for the current fiscal year.

[2]	Through October 31, 2017, Ivy Investment Management Company (IICO), the Fund’s investment manager and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s accounting and administrative services agent, have contractually agreed to reimburse sufficient management fees and/or accounting and administrative services fees to cap the total annual ordinary fund operating expenses at 0.95%. Prior to that date, the expense limitation may not be terminated by IICO, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in mutual funds.

The example assumes that you invest $10,000 in the shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$97	$500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund does not have a portfolio turnover rate as of the date of this prospectus as it has not yet commenced operations.

Principal Investment Strategies

Ivy Energy NextShares seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources, including energy efficient products and services.

These companies may include, but are not limited to, oil companies, oil and gas drilling, equipment and services companies, oil and gas exploration and production companies, oil and gas storage and transportation companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies, and companies that develop products and services designed to enhance energy efficiency for the users of those products and services.

After conducting a top-down (assessing the market environment) market analysis of the energy industry and geopolitical issues and then identifying trends and sectors, Ivy Investment Management Company (IICO), the Fund’s investment manager, uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Fund, focusing on company fundamentals and growth prospects. In general, the Fund emphasizes companies that IICO believes are strongly managed and can generate above-average capital growth and appreciation. The Fund invests in a blend of value and growth companies of any size or capitalization domiciled throughout the world, which may include companies that are offered in initial public offerings (IPOs). While IICO typically seeks to invest a majority of the Fund’s assets in U.S. securities, the Fund may invest up to 100% of its total assets in foreign securities. The Fund typically holds a limited number of stocks (generally 50 to 65).

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, including,

Ivy NextShares	Prospectus	15

potentially, companies domiciled or traded or doing business in emerging markets, even if the Fund is not invested directly in such markets.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has sufficiently exceeded its target price, has become undervalued and/or whether the prospects of the issuer have deteriorated. IICO also will consider the effect of commodity price trends on certain holdings, poor capital management or whether a company has experienced a change or deterioration in its fundamentals, its valuation or its competitive advantage. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

About NextShares

NextShares are a new type of actively managed exchange-traded product operating pursuant to an order issued by the Securities and Exchange Commission (SEC) granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (1940 Act). As a new type of fund, NextShares do not have an operating history and there can be no guarantee that an active trading market for NextShares will develop.

Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (Broker), and may not be directly purchased or redeemed from a NextShares fund. As a new type of fund, NextShares initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (NAV), which is normally determined as of the close of regular market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.

Trading prices of NextShares will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See Purchases and Sales of Fund Shares below for important information about how to buy and sell shares of the Fund.

How NextShares Compare to Mutual Funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next-determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.

Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares do not pay sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.

How NextShares Compare to ETFs. Similar to exchange-traded funds (ETFs), NextShares are issued and redeemed only in specified large aggregations (Creation Units) by or through “Authorized Participants” (i.e., broker-dealers or institutional investors that have entered into agreements with the fund’s distributor) and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV rather than determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday at currently (versus end-of-day) determined prices.

Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve portfolio instruments not used in creations and redemptions, the need for full portfolio holdings disclosure to achieve tight markets in NextShares is eliminated. The NAV-based trading employed for NextShares provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see Additional Information about NextShares.

Principal Investment Risks

Just like a traditional mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and

16	Prospectus	Ivy NextShares

no other Authorized Participant is able to step forward to create or redeem Creation Units, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Concentration Risk. Because the Fund invests more than 25% of its total assets in the energy related industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of energy-related securities.

■	Contingent Pricing Risk. Trading prices of Fund shares are directly linked to the Fund’s next determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Fund does not offer opportunities to transact intraday at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the Fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.

■	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

■	Energy Sector Risk. Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.

■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

■	Holdings Risk. The Fund typically holds a limited number of stocks (generally 50 to 65). As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities.

■	Initial Public Offering Risk. Any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as the Fund grows.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results.

■

Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started

Ivy NextShares	Prospectus	17

in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■	Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.

■	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Performance

The Fund has not yet commenced operations; therefore, it does not have performance information to include in a bar chart or performance table. Once the Fund has a full calendar year of performance, the prospectus will include a performance bar chart that shows how performance has varied from year to year for the Fund’s shares and a performance table that shows the average annual total returns for the Fund and also compares the Fund’s returns with that of a broad-based securities market index. Until that time, please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

David P. Ginther, Senior Vice President of IICO, and Michael T. Wolverton, Vice President of IICO, have managed the Fund since its inception.

Purchases and Sales of Fund Shares

Buying and Selling Shares in the Secondary Market. Shares of the Fund are listed and available for trading on The NASDAQ Stock Market, LLC (Listing Exchange) during the Listing Exchange’s core trading session (generally 9:30 a.m. to 4:00 p.m. Eastern Time). Shares also may be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The Fund does not impose any minimum investment for shares of the Fund purchased in the secondary market.

Buying and selling Fund shares is similar in most respects to buying and selling ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms and market data services. Completed trades in Fund shares clear and settle just like ETF trades and listed stock trades, with settlement normally occurring on the third following business day (T+3). Orders to buy and sell Fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.

Trading in Fund shares differs from buying and selling ETFs and listed stocks in four respects:

■	how intraday prices of executed trades and bids and offers posted by market makers are expressed;

■	how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;

■	what limit orders mean and how limit prices are expressed; and

■	how and when the final price of executed trades is determined.

Intraday Prices and Quote Display Format. The intraday price of executed trades and bids and offers quoted for Fund shares are all expressed relative to the Fund’s next determined NAV, rather than as an absolute dollar price. As noted above, the Fund’s NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the Fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would,

18	Prospectus	Ivy NextShares

in this example, be priced at two cents over the Fund’s NAV on the trade date. If the last trade in Fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”

Bid and offer quotes and prices of Fund shares in NAV-based format can be accessed intraday on Broker terminals using the Fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the Fund’s trading costs and trading spreads is provided at www.nextshares.com.

Sizing Buy and Sell Orders. NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. Contact your Broker for more information. In share-based orders, you specify the number of fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the Fund makes available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the Fund’s current portfolio value (Intraday Indicative Value or IIV). IIVs can be accessed at www.nextshares.com and also may be available from Brokers and market data services.

The price of a transaction in Fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of Fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of Fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (= $15,000 ÷ $19.97).

Because IIVs are estimates and generally will differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the Fund’s next determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.

Limit Orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell Fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for ETFs.

Ivy NextShares	Prospectus	19

Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.

Final Prices of Executed Trades. The premium or discount to NAV at which Fund shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the Fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.

The premium or discount to NAV at which Fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares do not offer investors the opportunity to buy and sell intraday at currently (versus end-of-day) determined prices. Buyers and sellers of shares will not know the final trade price of executed trades until the Fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.

Transactions Directly with the Fund. The Fund issues and redeems shares only in Creation Unit blocks of 25,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with ALPS Distributors, Inc., the Fund’s distributor for this purpose. The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (Basket) that the Fund specifies each business day. The Fund’s Basket is not intended to be representative of current holdings and may vary significantly from current portfolio positions. The Fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see Your Account — Buying and Selling Shares.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

20	Prospectus	Ivy NextShares

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Focused Growth NextShares: The Fund is a non-diversified Fund that seeks to achieve its objective to provide growth of capital by investing primarily in common stocks issued by growth-oriented, large-capitalization (and, to a lesser extent, mid-capitalization) U.S. (and, to a lesser extent, foreign) companies that IICO believes have the ability to sustain growth over the long term. IICO considers large capitalization companies to be companies with market capitalizations of at least $10 billion at the time of acquisition. There is no guarantee, however, that the Fund will achieve its objective.

IICO primarily utilizes a bottom-up (researching individual issuers) strategy in selecting securities for the Fund and seeks to invest for the Fund in companies that it believes possess, or have the potential to achieve, dominant market positions and/or structural competitive advantages. IICO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale, or distribution advantages. IICO’s process for selecting stocks is based primarily on fundamental research but does utilize quantitative analysis during the screening process. From a quantitative standpoint, IICO concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. IICO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.). The Fund typically holds a limited number of stocks (generally 15 to 25).

The Fund invests primarily in common stocks but also may own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. Additionally, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in the Fund is subject to various risks, including the following:

■ Authorized Participant Concentration Risk ■ Company Risk ■ Contingent Pricing Risk ■ Foreign Exposure Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Management Risk ■ Market Risk ■ Market Trading Risk ■ Non-Diversification Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:

■ Convertible Security Risk ■ Derivatives Risk ■ Foreign Securities Risk ■ Mid Size Company Risk	■ Preferred Stock Risk ■ Redemption Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Ivy Focused Value NextShares: The Fund is a non-diversified Fund that seeks to achieve its objective to provide capital appreciation with a secondary objective of providing current income by investing, for the long term, in the common stocks (and, to a lesser extent, preferred stock) of U.S. (and, to a lesser extent, foreign companies) that IICO believes are undervalued. The Fund may invest in securities issued by companies of any size and market capitalization. The Fund seeks to invest in stocks that are, in the opinion of IICO, undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by IICO and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Fund will achieve its objective.

To identify securities for the Fund, IICO primarily utilizes fundamental bottom-up (researching individual issuers) research while considering top-down (assessing the market environment) and quantitative analyses. In general, in selecting securities for the Fund,

Prospectus	21

IICO evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, which may include: estimated intrinsic value of the company using various valuation metrics, historical earnings growth, future expected earnings growth, the company’s position in its industry, industry conditions, competitive strategy, management capabilities, free cash flow potential, and internal or external catalysts for change. A catalyst is an identifiable factor — such as an event, a particular circumstance or a company’s characteristic – that might lead to improved valuations of that company’s stock. A catalyst could come from within the company in the form of new management, company restructuring, or certain operational enhancements (such as the introduction of new products or services, or offering products in new markets). A catalyst also could be an external factor, such as improvement in industry conditions, a regulatory change, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

IICO does not generally overweight or underweight particular sectors as an investment management strategy. Sector weights emerge from the individual stock picking process. The Fund typically holds a limited number of stocks (generally 15 to 25).

The Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may invest in publicly traded partnerships (often referred to as MLPs). An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The Fund’s investments in MLPs will be limited by tax considerations.

The Fund also may invest in derivative instruments, primarily options, both written and purchased, on individual equity securities, in seeking to generate additional income from written option premiums, or to gain exposure to, or facilitate trading in, certain securities. The Fund also may utilize derivative instruments, primarily futures on domestic equity indexes, in an attempt to hedge market risk on equity securities.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in the Fund is subject to various risks, including the following:

■ Authorized Participant Concentration Risk ■ Catalyst Risk ■ Company Risk ■ Contingent Pricing Risk ■ Foreign Exposure Risk ■ Holdings Risk ■ Large Company Risk	■ Management Risk ■ Market Risk ■ Market Trading Risk ■ Mid Size Company Risk ■ Non-Diversification Risk ■ Small Company Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk ■ MLP Risk	■ Preferred Stock Risk ■ Redemption Risk ■ Sector Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Energy NextShares: The Fund seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources, including energy efficient products and services. IICO focuses not only on traditional companies that are producing and distributing energy today, but also on companies that IICO believes are discovering sources of energy for the future. These companies may include, but are not limited to, oil companies, oil and gas drilling, equipment and services companies, oil and gas exploration and production companies, oil and gas storage and transportation companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies, and companies that develop products and services designed to enhance energy efficiency for the users of those products and services.

22	Prospectus

After conducting a top-down (assessing the market environment) market analysis of the energy industry and geopolitical issues and then identifying trends and sectors, IICO uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Fund, focusing on company fundamentals and growth prospects. IICO searches for what it believes are well-managed companies with strong balance sheets, valuation, operating history, capital discipline, financials, business model, barriers to entry and management of a company. The Fund invests in securities of companies across the capitalization spectrum, which may include companies that are offered in IPOs. The Fund typically holds a limited number of stocks (generally 50 to 65). There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest up to 100% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, including, potentially, companies domiciled or traded or doing business in emerging markets, even if the Fund is not invested directly in such markets.

Primarily investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real or perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental and safety regulations.

The Fund also is subject to the risk that the earnings, dividends and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including:

■	international political developments

■	production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries

■	relationships among OPEC members and other oil-producing countries and between those countries and oil-importing nations

■	energy conservation

■	the regulatory environment

■	tax policies

■	the economic growth and political stability of the key energy-consuming countries

The Fund may use a range of other investment techniques, including investing in MLPs. An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the Fund may invest primarily are engaged in investing in oil and gas-related businesses, including energy processing and distribution. The Fund’s investments in MLPs will be limited by tax considerations.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in the Fund is subject to various risks, including the following:

■ Authorized Participant Concentration Risk ■ Company Risk ■ Concentration Risk ■ Contingent Pricing Risk ■ Emerging Market Risk ■ Energy Sector Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk	■ Growth Stock Risk ■ Holdings Risk ■ Initial Public Offering Risk ■ Management Risk ■ Market Risk ■ Market Trading Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Risk ■ Large Company Risk ■ Liquidity Risk	■ Mid Size Company Risk ■ MLP Risk ■ Redemption Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Prospectus	23

All Funds: The objective(s) and investment policies of each Fund may be changed by the Board without a vote of the Fund’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, would be given prior written notice, typically at least 60 days in advance, of any material change in a Fund’s objective(s).

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance also will depend on IICO’s skill in selecting investments. Just like a traditional mutual fund, you could lose money on your investment. There is no guarantee that a Fund will achieve its objective(s).

Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective. For example, each Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund’s authorized investments and strategies, such as derivative instruments and foreign securities may involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Each Fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund’s market capitalization target of the securities in a Fund’s portfolio, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that a Fund must distribute, which would increase your taxable income.

Each Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, IICO may invest a portion of the Fund’s assets in cash or cash equivalents if IICO is unable to identify and acquire a sufficient number of securities that meet IICO’s selection criteria for implementing the Fund’s investment objective(s), strategies and policies.

The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Funds, IICO, their custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Funds also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

You will find more information in the SAI about each Fund’s permitted investments and strategies, as well as the restrictions that apply to them.

A description of each Fund’s policies and procedures with respect to the disclosure of its securities holdings is available in the SAI.

Portfolio holdings can be found at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings for each Fund for the first and third quarters of each fiscal year is filed with the SEC on the Trust’s (as defined herein) Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Due to lags in reporting, a Fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described below under Additional Information about NextShares — How NextShares Compare to ETFs, the Funds do not disclose portfolio holdings daily. The Basket used in creations and redemptions of a Fund’s shares is not intended to be representative of current portfolio holdings and may vary significantly from the Fund’s current holdings.

A complete schedule of portfolio holdings also will be included in the Funds’ Annual and Semiannual Reports to shareholders (when available).

DEFINING RISKS

Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, a Fund’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

24	Prospectus

Catalyst Risk — Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case a Fund may experience losses.

Company Risk — A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.

Concentration Risk — If a Fund invests more than 25% of its total assets in a particular industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Contingent Pricing Risk — Trading prices of Fund shares are directly linked to a Fund’s next determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until a Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Funds do not offer opportunities to transact intraday at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below under Your Account – Buying and Selling Shares) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.

Convertible Security Risk — A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (negotiated between two parties) (OTC). Futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. A futures contract is an agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. A regulatory definition of the term “swaps” includes options on commodities, caps, floors, collars and certain forward contracts. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps are, and more in the future will be, subject to mandatory central clearing and exchange-trading.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate specifically with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund also may remain obligated to meet margin requirements until a derivatives position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

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Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. A Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Swap instruments may shift a Fund’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain OTC derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that IICO reasonably believes are capable of performing under the contract. IICO may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive statutory reform of OTC derivatives, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately will require the clearing and exchange-trading of many swaps.

Specifically, the SEC and the Commodity Futures Trading Commission (CFTC) have adopted rules to require standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions by requiring the posting of initial and variation margin. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund’s ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of a Fund’s taxable income or gains. A Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

In addition, complying with certain CFTC de minimis trading limitations imposed by CFTC Rule 4.5 of the commodity pool operator rules may restrict IICO’s ability to use derivatives as part of a Fund’s investment strategies. Although IICO believes that it will be able to execute the Funds’ investment strategies within the de minimis trading limitations, a Fund’s performance could be adversely affected by these limitations. In addition, the Funds’ ability to use certain derivative instruments may be limited by tax considerations.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have

26	Prospectus

nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Energy Sector Risk — Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-U.S. currency movement.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.

Other factors that can affect the value of a Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Holdings Risk — If a Fund typically holds a small number of stocks, or if a Fund’s portfolio manager(s) tend to invest a significant portion of a Fund’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s

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portfolio manager(s) invested a greater portion of the Fund’s total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Fund’s volatility.

Initial Public Offering (IPO) Risk — Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Large Company Risk — Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk — Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. In addition, with regard to fixed-income securities, market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the returns of a Fund if it invests in such securities.

Management Risk — IICO applies a Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective(s). There can be no guarantee that its decisions will produce the desired results and securities selected by the Fund may not perform as well as the securities held by mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by IICO may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than mutual funds with investment objectives similar to the investment objective(s) of the Fund.

Market Risk — Markets can be volatile, and a Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from a Fund’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Since the financial crisis that started in 2008, the U.S. and many global economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Liquidity in some markets has decreased. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in a Fund. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the European debt crisis. This debt crisis and the ongoing efforts of governments around the world to address it have resulted, and may in the future result, in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Funds, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Funds.

The amount of fixed-income securities held across all mutual funds was recently at very high levels, while the ability or willingness of broker-dealer firms and other institutional investors to absorb all of the fixed-income securities held by funds remains unclear. If investors move out of fixed-income securities on a large scale, this combination of factors may result in heightened volatility and reduced liquidity.

28	Prospectus

Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Market Trading Risk — Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from a Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require the payment of brokerage commissions and expose the buyer or seller to other trading costs. Due to brokerage commissions and other trading costs, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. An investor’s realized investment returns will be reduced if the investor sells shares at a greater discount or narrower premium than he or she acquired the shares.

Mid Size Company Risk — Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

MLP Risk — Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLPs taxed as partnerships do not pay U.S. Federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being treated as a corporation for U.S. Federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction of the value of your investment in the Fund and lower income.

A distribution from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distribution does not exceed the investor’s adjusted basis in its MLP interest.

Non-Diversification Risk — Certain of the Funds are “non-diversified” and, as such, their investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, such Funds may invest a greater percentage of its assets in the securities of an issuer. Thus, a non-diversified Fund may hold fewer securities than other funds. A decline in the value of those investments would cause such Fund’s overall value to decline to a greater degree than if such Fund held a more diversified portfolio. Each Fund intends to satisfy the Internal Revenue Code asset diversification requirements to qualify as a regulated investment company for Federal income tax purposes. However, a non-diversified Fund’s principal investment strategy of holding a long-only stock portfolio in a concentrated portfolio of companies could make that Fund’s ability to satisfy the regulated investment company asset diversification requirements more challenging.

Preferred Stock Risk — Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption Risk — A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Sector Risk — At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small Company Risk — Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth.

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In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Additional Information about NextShares

DESCRIPTION OF NEXTSHARES

The Funds operate as NextShares funds pursuant to an exemptive order issued by the SEC granting Ivy NextShares (Trust) and IICO an exemption from certain provisions of the 1940 Act. NextShares operate as follows:

■	NextShares are pooled investment funds that generally follow an active management style, seeking to outperform their designated benchmark and other funds with similar investment profiles.

■	NextShares funds value their shares at the end of each business day by dividing the current value of fund assets, less liabilities by the number of shares outstanding (referred to as “net asset value per share” or “NAV”).

■	Investors may purchase and sell shares of a NextShares fund on a national securities exchange or alternative trading system through a Broker. Individual shares may not be directly purchased or redeemed from the issuing fund.

■	Trading prices of NextShares are directly linked to the fund’s next end-of-day NAV utilizing a patented trading approach called “NAV-based trading.” In NAV-based trading, all trades are executed at the fund’s next-computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each NextShares trade, the final transaction price is determined once NAV is computed. Buyers and sellers will not know the value of their purchases and sales until the end of the trading day. See Your Account — Buying and Selling Shares below.

■	The premium or discount to NAV at which NextShares transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. NextShares do not offer the opportunity to transact intraday at prices determined at time of trade execution.

■	NextShares funds issue and redeem shares only in transactions by or through Authorized Participants in designated Creation Unit blocks of shares in exchange for the Basket of securities, other instruments and/or cash currently specified by the fund. Transactions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. NextShares issue and redeem Creation Units of shares at NAV, plus or minus a transaction fee that is intended to cover the fund’s cost of processing the transaction and converting the Basket to or from the desired composition. See Your Account — Buying and Selling Shares below.

■	Prior to the beginning of market trading each business day, each NextShares fund will disclose the Basket that it will accept from and deliver to Authorized Participants to settle purchases and redemptions of Creation Units on that day. See Your Account — Buying and Selling Shares below. The Basket is not intended to represent current holdings and may vary significantly from the fund’s current portfolio positioning.

NextShares funds seek to enhance their performance by utilizing a cost- and tax-efficient structure and by maintaining the confidentiality of current portfolio trading information. NextShares are designed to be long-term investment vehicles and are not suited for short-term trading. As described below, there are important differences between NextShares and ETFs and mutual funds.

Investors should be aware that the investments made, and performance results achieved, by NextShares funds may differ from those of other funds for which IICO (or an affiliate) acts as investment adviser, including funds with similar names, investment objectives and policies.

HOW NEXTSHARES COMPARE TO MUTUAL FUNDS

Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the next-determined NAV. NextShares, by contrast, cannot be directly purchased or redeemed except by or through Authorized Participants in Creation Unit quantities in exchange for the specified Basket. Unlike NextShares, mutual fund shares do not trade on an exchange. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers will accept dollar-based orders.

Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. More specifically:

■	NextShares have a single class of shares with no sales loads or distribution and service (12b-1) fees.

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■	Because they are set up to take advantage of the highly efficient share processing system of the Depositary Trust Company (DTC) used for publicly traded stocks and ETFs, NextShares are expected to operate with lower transfer agency expenses than incurred by most mutual funds.

■	Unlike most mutual funds, NextShares are designed to protect fund performance from dilution in connection with shareholder inflows and outflows. For mutual funds, the costs of accommodating shareholder flows include the incremental trading costs incurred by the fund to resize its portfolio positions in response to inflows and outflows, and the foregone returns on portfolio cash held for flow-related reasons. In the NextShares structure, flow-related fund costs can be minimized by issuing and redeeming shares in-kind, and substantially offset by imposing transaction fees on direct purchases and redemption of shares.

■	The Internal Revenue Code provides that a fund’s distributions of appreciated property to meet redemptions do not result in recognition by the fund of capital gains on the distributed property. NextShares funds generally meet redemptions by distributing securities and other instruments, while mutual funds typically meet redemptions with cash. To raise cash for redemptions, a mutual fund may be required to sell appreciated fund assets and thereby realize capital gains. By avoiding this adverse tax effect, NextShares that utilize in-kind redemptions may achieve higher tax efficiency than a mutual fund that meets redemptions with cash. Not all NextShares funds may meet redemptions in kind. NextShares funds that meet redemptions entirely in cash should not be expected to be more tax efficient than similar mutual funds.

HOW NEXTSHARES COMPARE TO ETFS

Similar to ETFs, NextShares are issued and redeemed in Creation Unit quantities and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV using NAV-based trading. As described above, in NAV-based trading, all trades are executed at NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday based on currently (versus end-of-day) determined prices. Buyers and Sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.

■	Different from ETFs, NextShares offer market makers a profit opportunity that does not require the management of intraday market risk. To realize profits from NextShares market making, a market maker holding positions in NextShares accumulated intraday need only transact with the fund to purchase (or redeem) a corresponding number of Creation Units, buy (sell) the equivalent quantities of Basket instruments at market-closing or better prices, and dispose of any remaining sub-Creation Unit share inventory through secondary market transactions prior to the close. Because making markets in NextShares is simple to manage and low risk, competition among market makers seeking to earn reliable, low-risk profits should enable NextShares to routinely trade at tight bid-ask spreads and narrow premiums or discounts to NAV.

■	Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve non-Basket instruments, the need for portfolio holdings disclosure to achieve tight markets in NextShares is eliminated.

■	Like ETFs, only an Authorized Participant may transact directly with a NextShares fund. A fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

■	Different from conventional ETF trading, the NAV-based trading employed for NextShares provides built-in trade execution cost transparency and the ability to control transaction costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known to individual investors and cannot be controlled by them.

Prospectus	31

The Management of the Funds

INVESTMENT ADVISER

The Funds are managed by IICO, subject to the authority of the Board of Trustees of the Trust (Board). IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment adviser with approximately $44.4 billion in assets under management as of June 30, 2016 and serves as the investment manager and as such provides investment advice to, and supervises the investments for, each of the Funds within the Trust. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

IICO and the Trust have received “manager of managers” exemptive relief from the SEC (the Order) that permits IICO, subject to the approval of the Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for a Fund without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by a Fund). The Order permits the Funds to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that a Fund change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. The Funds will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Funds. Shareholders of each Fund have approved the use of the Order. Accordingly, each Fund may rely on the Order.

MANAGEMENT FEE

The Funds pay fees related to their daily operations. Expenses paid out of each Fund’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to IICO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee, accrued daily, is payable by a Fund at the annual rates of:

■	Ivy Focused Growth NextShares: 0.75%

■	Ivy Focused Value NextShares: 0.75%

■	Ivy Energy NextShares: 0.85%

A discussion regarding the basis of approval by the Board of the advisory contract for each of the Funds will be available in each Fund’s Semiannual Report to Shareholders for the period ended December  31, 2016.

PORTFOLIO MANAGEMENT AND ORGANIZATION

Ivy Focused Growth NextShares: Daniel P. Becker and Bradley M. Klapmeyer are primarily responsible for the day-to-day management of the Fund. Mr. Becker has held his Fund responsibilities since the Fund’s inception. He is Senior Vice President of IICO and Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO and WRIMCO serve as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Bradley M. Klapmeyer has held his Fund responsibilities since the Fund’s inception. Mr. Klapmeyer is Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which IICO and WRIMCO serves as investment manager. He joined Waddell & Reed in June 2007 as an investment analyst and was appointed assistant portfolio manager on the large-cap growth team in September 2011. Mr. Klapmeyer graduated from Truman State University in 1999 with a BS in Finance and a minor in Economics and is a CFA charterholder.

Ivy Focused Value NextShares: Matthew T. Norris is primarily responsible for the day-to-day management of the Fund and has held his Fund responsibilities since the Fund’s inception. Mr. Norris is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO and WRIMCO serve as investment manager. From June 2005 until April 2010, he served as Director of Equity Research for IICO and WRIMCO. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

32	Prospectus

Ivy Energy NextShares: David P. Ginther and Michael T. Wolverton are primarily responsible for the day-to-day management of the Fund. Mr. Ginther has held his Fund responsibilities since the Fund’s inception. Mr. Ginther is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO and WRIMCO serve as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in Accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Mr. Wolverton has held his Fund responsibilities since the Fund’s inception. He is Vice President of IICO and WRIMCO and Vice President of the Trust. He joined IICO in 2005 as an investment analyst. He was appointed Assistant Vice President in 2012 and has served as an assistant portfolio manager of investment companies managed by IICO and WRIMCO since 2013. Mr. Wolverton earned a BS in Accounting from William Jewell College and holds an MBA with an emphasis in Finance from the University of Texas at Austin, McCombs School of Business.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities, is included in the SAI.

Other members of IICO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund’s investments.

Distributor. ALPS Distributors, Inc. (Distributor) is each Fund’s distributor. The Distributor distributes Creation Units of a Fund, but does not hold a secondary market in shares of a Fund. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Transfer Agent. State Street Bank and Trust Company (Transfer Agent) serves as the transfer agent for the Trust. The Transfer Agent is responsible for, among other matters, receiving and processing orders for the purchase and redemption of Creation Units. The principal address for the Transfer Agent is One Lincoln Street, Boston, Massachusetts 02111.

Custodian. State Street Bank and Trust Company also serves as each Fund’s custodian, and generally is responsible for holding each Fund’s cash and securities. Its principal address is One Lincoln Street, Boston, Massachusetts 02111.

Your Account

PRICING OF FUND SHARES

As described under Your Account — Buying and Selling Shares below, each Fund’s shares trade in the secondary market at the Fund’s next-computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Investors transacting in Fund shares will be informed of their final trade price after the Fund’s NAV is determined at the end of the trading day.

Each Fund’s NAV is determined by dividing the current value of the Fund’s assets less liabilities by the number of Fund shares outstanding and rounding to the nearest cent. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4:00 p.m. Eastern Time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

In the calculation of a Fund’s NAV:

■	Securities traded on an exchange held by a Fund ordinarily are valued by an independent pricing service at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■	If a price from the primary independent pricing service is not available, a price will be obtained from another independent pricing service. In the event a price is not available from an independent pricing service, a price will be sought from an exchange.

■	Bonds (including foreign bonds), convertible bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. The Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by the Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

The Funds also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. To the extent that a Fund invests its assets in foreign securities (and derivatives related to foreign securities), it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such

Prospectus	33

market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Funds have retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held by a Fund. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where Waddell & Reed Services Company, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of a Fund’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day.

BUYING AND SELLING SHARES

Trading in the Secondary Market. Shares of the Funds are listed and available for trading on the Listing Exchange during its core trading session (generally 9:30 a.m. until 4:00 p.m. Eastern Time). Shares also may be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. There can be no guarantee that an active trading market will develop or be maintained, or that a Fund’s listing will continue or remain unchanged. The Funds do not impose any minimum investment for Fund shares purchased in the secondary market.

Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. Due to applicable brokerage charges and other trading costs, frequent trading may detract from realized investment returns. Trading commissions are frequently a fixed dollar amount, and therefore may be proportionately more costly when buying or selling small amounts of shares.

When you buy or sell Fund shares in the secondary market, you will pay or receive that Fund’s next-computed NAV plus or minus a trading cost (i.e., premium or discount to NAV) determined at the time of trade execution. The final price of each purchase and sale of Fund shares is determined and confirmed after calculation of that day’s NAV.

The premium or discount to NAV at which a Fund’s share transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. The cost to buy shares (i.e., premium to NAV) generally will increase when there is an imbalance of buyers over sellers and as the costs of creating Creation Units increase. The cost to sell shares (i.e., discount below NAV) generally will increase when there is an imbalance of sellers over buyers and as the costs of redeeming Creation Units increase. Reflecting these and other market factors, prices for Fund shares in the secondary market may be above, at or below NAV. Trading premiums and discounts to a Fund’s NAV may be significant. Different from how the Funds’ shares trade, purchases and sales of mutual fund shares are made at the next-determined NAV and transactions in shares of ETFs are priced intraday and not directly related to the ETF’s NAV.

Information regarding the trading history of Fund shares is available at www.nextshares.com. Each business day, that website displays the prior business day’s NAV and the following trading information for such day:

■	intraday high, low, average and closing prices of shares in exchange trading, expressed as premiums/discounts to NAV;

■	the midpoint of the highest bid and lowest offer prices as of the close of exchange trading, expressed as a premium/discount to NAV;

■	the spread between highest bid and lowest offer prices as of the close of exchange trading; and

■	volume of shares traded.

The website at www.nextshares.com also includes charts showing the frequency distribution and range of values of NAV-based trading prices, closing bid/ask midpoints and closing bid/ask spreads over time. This trading information is intended to provide useful information to current buyers and sellers of Fund shares.

34	Prospectus

Trading prices of Fund shares are directly linked to the Fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.

The Listing Exchange generally is open for trading Monday through Friday of each week, except that it is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A “Business Day” with respect to the Funds’ secondary market trading and transaction in Creation Units is each day the Listing Exchange is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Listing Exchange closes earlier than normal, the Funds may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

Shares of the Funds may be acquired from the Funds through the Distributor or redeemed from the Funds only in Creation Units or multiples thereof, as discussed in Creations and Redemptions below.

Intraday Indicative Values. At periodic intervals of not more than 15 minutes during the Listing Exchange’s regular trading session, an indicative estimate of each Fund’s current portfolio value will be disseminated. The IIV calculations are estimates of the real-time value of each Fund’s underlying holdings based on current market prices, and should not be viewed as a projection of NAV, which is calculated only once a day. The purpose of IIVs is to help investors determine the number of shares to buy or sell if they want to transact in an approximate dollar amount. Because IIVs generally will differ from the end-of-day NAV of a Fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on closing NAVs, and that NAVs may vary significantly from IIVs during periods of market volatility. Neither the Funds, the Trust or any of their affiliates are involved in, or responsible for, the calculation or dissemination of IIVs nor make any warranty as to their accuracy. An inaccuracy in an IIV could result from various factors, including difficulty pricing portfolio instruments on an intraday basis.

Creations and Redemptions. The Funds issue and redeem shares only in Creation Unit blocks of 25,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through Authorized Participants. Each Authorized Participant must enter into an Authorized Participant agreement with the Distributor (and be accepted by the Transfer Agent). A creation transaction, which is subject to acceptance by the Distributor, generally takes place when an Authorized Participant submits an order in proper form and deposits into each Fund the Basket of securities, other instruments and/or cash that the Fund specifies for that day.

To preserve the confidentiality of the Funds’ trading activities, IICO anticipates that the Basket will normally not be a pro rata slice of a Fund’s portfolio positions and may vary significantly from that Fund’s current portfolio. Securities being acquired generally will be excluded from the Basket until their purchase is completed and securities being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by IICO to be in the best interest of the Funds and their shareholders, other portfolio positions may be excluded from a Basket. Each Fund’s Basket will be available at www.nextshares.com each day. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions. See Your Account — Buying and Selling Shares — Purchase and Redemption of Creation Units in the SAI. By not disclosing its full holdings currently, a Fund can maintain the confidentiality of portfolio trading information and mitigate the potentially dilutive effects of other market participants front-running the Fund’s trades.

Shares may be redeemed only in Creation Units in exchange for the current Basket as described above, provided that a Fund may permit an Authorized Participant to deliver or receive cash in lieu of some or all of the Basket instruments in limited circumstances as described under Your Account — Buying and Selling Shares — Payment in the SAI. Except when aggregated in Creation Units, shares are not redeemable by a Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form, plus or minus the applicable transaction fee (see Transaction Fees below). Transactions in Creation Units are not subject to a sales charge.

A creation or redemption order is considered to be in proper form if all procedures set forth in this Prospectus, the Authorized Participant agreement (including the order procedures incorporated therein), order form and SAI are properly followed. For an order to be in proper form, the order must be submitted by an authorized person of an Authorized Participant and include all required information prior to the designated cut-off time (e.g., identifying information of the Authorized Participant and authorized person, Fund the order relates to, type of order, number of Creation Units being issued or redeemed, and personal identification number, signature and/or other means of identification of the authorized person). See Distribution and Taxes — Taxes — Additional Tax Information for information regarding taxation of transactions in Creation Units.

The Funds intend to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with securities, including that the securities accepted for deposit and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (1933 Act). Further, a shareholder that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Prospectus	35

An Authorized Participant must be either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a DTC participant, and must have executed an Authorized Participant agreement with the Distributor (and be accepted by the Transfer Agent) with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be issued on an ongoing basis, at any point during the life of a Fund, a “distribution,” as such term is used in the 1933 Act, may occur. Brokers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether a party is an underwriter must take into account all the relevant facts and circumstances of each particular case. Brokers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

The Funds do not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Funds reserve the right to reject or limit purchases at any time. When considering that no restriction on frequent purchases and redemptions is necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund’s investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, the Funds charge transaction fees on purchases and redemptions that are designed to protect the Funds from the associated dilution (see Transaction Fees below). Given the Funds’ structure and use of transaction fees, the Board has determined that it is unlikely that attempts to market time the Funds by shareholders will materially harm the Funds or their shareholders.

Transaction Fees. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to a Fund of processing the purchase or redemption, including costs charged to it by NSCC or DTC, and the estimated transaction costs (i.e., brokerage commissions, bid-ask spread and market impact trading costs) incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by IICO to be appropriate to defray the expenses that the Fund incurs in connection with the purchase or redemption. Each Fund’s transaction fee will be available at www.nextshares.com each day. The purpose of transaction fees is to protect a Fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ among NextShares funds and may vary over time for a Fund depending on the estimated trading costs for its portfolio positions and Basket, processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption event, amounts varying with the number of Creation Units purchased or redeemed, and amounts varying based on the time an order is placed. Funds that substitute cash for Basket instruments may impose higher transaction fees on the substituted cash amount. Higher transaction fees may apply to purchases and redemptions through DTC than through the NSCC.

Book Entry. Fund shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for shares of the Funds. DTC, or its nominee, is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes. Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or DTC participants. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. To exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Investments by Registered Investment Companies. Each Fund is a registered investment company under the 1940 Act. Accordingly, purchases of Fund shares by other registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order of the SEC. The Trust has received exemptive relief to permit registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions, including that the registered investment company first enters into a written agreement with the Trust regarding the terms of the investment in Fund shares.

DISTRIBUTION

The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is the “principal underwriter” for the Trust in connection with the issuance of Creation Units of each Fund.

All orders to purchase Creation Units of a Fund must be placed with the Transfer Agent (and be accepted by the Distributor) by or through an Authorized Participant, and it is the responsibility of the Transfer Agent to transmit such orders to the Fund. The Transfer Agent furnishes to those placing such orders confirmation that the orders have been accepted, but the Transfer Agent or the Distributor may reject any order that is not submitted in proper form.

The Distributor is responsible for delivering a copy of a Fund’s Prospectus to Authorized Participants purchasing Creation Units and the Transfer Agent and the Distributor are responsible for maintaining records of the orders placed and any confirmations of

36	Prospectus

acceptance furnished to Authorized Participants. In addition, the Transfer Agent will maintain a record of the instructions given to the Funds to implement the delivery of Creation Units.

IICO (or one of its affiliates) may make payments to financial intermediaries related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or for making shares of the Funds available to their customers. Such payments, which may be significant to the financial intermediary, are not made by the Funds. Rather, such payments are made by IICO (or one of its affiliates) from its own resources. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive.

Therefore, such payments to a financial intermediary create conflicts of interest between such intermediary and its customers and may cause the intermediary to recommend a Fund over another investment.

To the extent permitted by applicable law or relevant exchange rules, each Fund may in the future, but is not required to, participate in certain market maker incentive programs of a national securities exchange pursuant to which IICO (or one of its affiliates) would pay a fee to the exchange to be used for the purpose of incentivizing one or more market makers to enhance the liquidity and quality of the secondary market for Fund shares. The fee would be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to Fund shares. Each market maker incentive program is subject to approval by the SEC. Any such fee payments made to an exchange will be made by IICO (or one of its affiliates) from its own resources and will not be paid by a Fund.

DISTRIBUTIONS AND TAXES

Fund Distributions

Each Fund expects to distribute substantially all of its net investment income to shareholders in the form of dividends. Ivy Focused Growth NextShares and Ivy Energy NextShares declare and pay dividends annually in December, whereas Ivy Focused Value NextShares declares and pays dividends quarterly in March, June, September and December. Dividends may not be paid if Fund expenses exceed Fund income for the period. In addition, the Funds intend to distribute any net realized capital gains to their shareholders annually. Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by the Funds in December. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from a Fund.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend”.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (and you are not otherwise exempt from Federal income tax), you should be aware of the following tax implications:

Taxes on Distributions. You will be subject to tax to the extent a Fund makes actual or deemed distributions of net income and realized net gains to you. Dividends from a Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. However, a Fund’s dividends attributable to its “qualified dividend income” (QDI) (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to Federal income tax for individual and certain other noncorporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains — a maximum of 15% or 20% for shareholders with taxable income exceeding certain thresholds. A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (DRD) — the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the Federal alternative minimum tax. It is not expected that any significant part of the dividends paid by a Fund will qualify as QDI or be eligible for the DRD.

Distributions of a Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gain an individual shareholder realizes generally is

Prospectus	37

taxed at the 15% and 20% maximum rates mentioned above. For individual shareholders, each Fund notifies you after each calendar year-end as to the amounts of its dividends and other distributions paid (or deemed paid) to you for that year.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit or may be deductible by you in computing your taxable income.

Taxes on Transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

Other. In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Internal Revenue Service (IRS) and furnish to its shareholders the basis information for shares they acquired or acquire after December 31, 2011 (Covered Shares), and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A Fund shareholder may elect any IRS-accepted method for determining basis for Covered Shares; however, he or she must make any elections in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which is the average basis method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisor to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual is subject to a 3.8% Federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property, including dividends and capital gain distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares) or (2) the excess of his or her “modified adjusted gross income” over $250,000 for married shareholders filing jointly and $200,000 for single shareholders. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisor regarding the effect, if any, this provision may have on their investment in Fund shares.

Withholding. Each Fund must withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individual shareholders who do not furnish the Fund with a correct taxpayer identification number and certain required certifications. Withholding at that rate also is required from taxable dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

The income dividends a Fund pays to a non-resident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”) generally are subject to a 30% (or lower treaty rate) Federal withholding tax, even if those dividends are attributable to income from a non-U.S. source earned by the Fund. In order to qualify for a reduced treaty rate of withholding, if any, a beneficial owner of shares will need to certify, generally on an IRS Form W-8BEN, that it is a foreign shareholder and provide additional information. Exemptions from U.S. withholding tax are provided to a foreign shareholder that or who so certifies for certain capital gain dividends paid by a Fund from net long-term capital gains, “qualified net interest income” and “qualified short-term gain” (so-called “interest-related dividends” and “short-term capital gains dividends,” respectively), if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. Foreign shareholders are urged to consult their own tax advisor concerning the applicability of U.S. withholding tax.

Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

State and Local Income Taxes. You should consult your tax advisor to determine the taxability in your state and locality of dividends and other distributions paid by the Funds.

Additional Tax Information. Purchasers of Creation Units of shares on an in-kind basis generally will recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units and the purchaser’s aggregate basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units generally will recognize a gain or loss equal to the difference between the redeeming shareholder’s basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received plus (or minus) the cash amount received (or paid).

38	Prospectus

The Internal Revenue Service may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible. Any capital gain or loss realized by a shareholder upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

*            *             *            *            *

The foregoing is only a brief summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Prospectus	39

Financial Highlights

The Funds are new and do not have an operating history as of the date of this Prospectus. Financial information, when available, will be included in each Fund’s next Annual or Semiannual Report.

40	Prospectus

IVY NEXTSHARES

You can get more information about the Funds in the —

■	Statement of Additional Information (SAI), which contains detailed information about the Funds, particularly the investment policies and practices. You may not be aware of important information about the Funds unless you read both the Prospectus and the SAI. The current SAI is on file with the SEC, and it is incorporated into this Prospectus by reference (that is, the SAI legally is part of the Prospectus).

■	Annual and Semiannual Reports to Shareholders, when available, will detail the Funds’ actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also will contain a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report.

To request a copy of the Funds’ current SAI or copies of its most recent Annual and Semiannual Reports (when available), without charge, contact the Funds at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at IMCompliance@waddell.com and are available at www.ivyinvestments.com.

Information about each Fund (including the current SAI and most recent Annual and Semiannual Reports (when available)) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

IVYNXTPRO (10-16)

Investment Company Act File Number: 811-23155

Prospectus	41

Ivy NextShares

Subject to Completion – dated October 12, 2016

Ivy Focused Growth NextShares	The NASDAQ Stock Exchange, LLC – IVFGC

Ivy Focused Value NextShares	The NASDAQ Stock Exchange, LLC – IVFVC

Ivy Energy NextShares	The NASDAQ Stock Exchange, LLC – IVENC

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

800-777-6472

[            , 2016]

STATEMENT OF ADDITIONAL INFORMATION

Ivy NextShares (Trust) currently consists of three separate series (each, a Fund and collectively, the Funds). This Statement of Additional Information (SAI) provides disclosure for each Fund. This SAI is not a prospectus. Investors should read this SAI in conjunction with the prospectus for the Trust dated [            , 2016] (Prospectus), which may be obtained, without charge, upon request, from the Trust at the address or telephone number shown above.

This SAI shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.

FUND HISTORY

The Trust was organized as a Delaware statutory trust on July 17, 2015. The Trust has three separate series.

THE FUNDS, THEIR INVESTMENTS, RELATED RISKS AND RESTRICTIONS

Each Fund is a series of the Trust. Ivy Energy NextShares is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act), while Ivy Focused Growth NextShares and Ivy Focused Value NextShares are classified as non-diversified.

This SAI supplements the information contained in each Prospectus and contains more detailed information about the investment strategies and policies that the Funds’ investment manager, Ivy Investment Management Company (IICO), may employ and the types of instruments in which a Fund may invest in pursuit of the Fund’s objective. A summary of the risks associated with these instrument types and investment practices is included as well.

Unless otherwise indicated, IICO may buy the types of instruments and use the investment techniques described below, subject to any applicable investment policies and restrictions. IICO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund’s investment policies and restrictions. IICO buys an instrument or uses a technique only if it believes that doing so is in pursuit of a Fund’s objective. See Investment Restrictions for a listing of the fundamental and non-fundamental, or operating, policies.

Recent Market Conditions

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. It is uncertain how long these conditions will continue.

These market conditions have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Department of the Treasury (Treasury), causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Further, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In particular, the impact of financial regulation legislation by governments or quasi-governmental organizations on the markets and the practical implications for market participants may not be fully known for some time.

Interest rates have been unusually low in recent years in the U.S. and abroad. On December 16, 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate. Because there is little precedent for this situation, it is difficult to predict the impact of this rate increase and any future rate increases on various markets. An increase in interest rates may impact various markets. In addition, there is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, which is known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to exit the European Union (EU). It is expected that the United Kingdom will invoke article 50 of the Lisbon Treaty to withdraw from the EU in due course, however, there is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise timeframe for “Brexit.” It is expected that the United Kingdom’s exit from the EU will take place within two years of the United Kingdom notifying the European Council that it intends to withdraw from the EU. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

It is impossible to predict the effects of these or similar events in the future on the Funds, though it is possible that these or similar events could have a significant adverse impact on the net asset value (NAV) and/or risk profile of the Funds.

Securities – General

The main types of securities in which the Funds may invest, subject to their respective investment policies and restrictions, include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund may invest in preferred stocks rated in any rating category of the NRSROs or unrated preferred stocks, subject to the Fund’s investment policies and restrictions. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, a Fund will treat unrated securities determined by IICO to be of comparable quality to a rated security as having that rating. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (for example, BBB by S&P and a higher or lower rating by another NRSRO), it is each Fund’s general policy to classify such security at the higher rating level.

While credit ratings are only one factor IICO relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity-linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which a Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective(s).

Subject to its investment policies and restrictions, a Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Funds.

Cybersecurity Risk

The Funds and their service providers, may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting IICO, the Funds or their custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Funds also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. Each Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations, which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of IICO, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes. Interest on money borrowed is an expense a Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they do not generally include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

IICO believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. IICO believes that a Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that IICO will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of a Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (for example, Bloomberg). However, pursuant to IICO’s compliance procedures, IICO may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) is principally traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of U.S. branches of foreign banks will be considered U.S. securities if IICO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered U.S. banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. See Options, Futures and Other Derivatives Strategies - Forward Currency Contracts.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to U.S. dollars (or other currencies). Generally, however, a Fund will convert its holdings of foreign currencies into U.S. dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because a Fund may invest in both U.S. and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund’s share price may have a low correlation with movements in U.S. markets. Each Fund’s share price will reflect the movements of the different markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in IICO’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

IICO considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.

As noted above, the country designation for a security for purposes of a Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer’s country of domicile is a developing or emerging market country. However, pursuant to IICO’s compliance procedures, IICO may request a different country designation under the following circumstances: (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Some of the risks to which a Fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country’s currency against the U.S. dollar; unusual price volatility in a developing or emerging country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1) repurchase agreements not terminable within seven days;

(2) non-negotiable certificates of deposit (typically those not issued in bearer form) and bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(3) interest-only and principal only stripped asset-backed securities issued by non-governmental issuers;

(4) swaps, caps, collars and floors;

(5) restricted securities and securities sold in private placements or otherwise not registered under the Securities Act of 1933, as amended (1933 Act) (other than Rule 144A securities and Section 4(a)(2) commercial paper, and master demand notes for which principal and accrued interest is payable on demand or within seven days after demand); and

(6) unrated municipal lease obligations.

Generally, a swap, cap, collar or floor will be deemed illiquid to the extent of a Fund’s obligations under the transaction.

Illiquid securities also may include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws), Section 4(a)(2) commercial paper, rated municipal lease obligations and certificates of participation, and interest-only and principal-only stripped mortgage-backed securities that are U.S. government securities. These securities are considered illiquid unless IICO, acting pursuant to guidelines established by the Board of Trustees of the Trust (Board), determines they are liquid.

In addition, a Fund considers foreign securities in its portfolio that are subject to a limitation lasting more than seven days on the repatriation of the proceeds of a sale or other disposition of the securities as illiquid.

IICO believes that, at times, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum amount allowable under the Fund’s investment restriction on illiquid investments. IICO believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

Each Fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises subject to a cap on the returns with proportionate losses if the index falls An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called an inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to a Fund.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

IICO will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund’s investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences (resulting from the recognition of net short term capital gains, which are taxable to shareholders as ordinary income when distributed to them). The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Investment Company Securities

Each Fund may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund’s shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means a Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the Funds otherwise permitted to invest in foreign securities otherwise would have to invest indirectly in certain developing markets. Funds will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies. Subject to its investment policies and restrictions, a Fund may invest in shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs). Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, a Fund may invest in ETFs for various purposes, which may or may not be a registered investment company (i.e., an open-end mutual fund). For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in ETFs that track other indexes, provided that such investments are consistent with the Fund’s investment objective(s) as determined by IICO. Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, a Fund’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which is designed to track the designated index or the NAV of the underlying basket of commodities or commodities futures, as applicable. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by a Fund).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using a Fund’s assets to track the return of a particular stock index.

Investments in an ETF that is a registered investment company (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Fund may (but currently does not intend to) make secured loans of portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned).

If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation. Under a Fund’s securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by IICO. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by IICO throughout the term of the loan.

Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund’s custodian bank) must be satisfactory to IICO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. There also may be risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

Loans and Other Direct Debt Instruments

Loans. Subject to their respective investment policies and restrictions, the Funds may purchase loan participations and/or loan assignments (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which a Fund will invest, however, IICO will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

IICO’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans a Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the Securities and Exchange Commission (SEC) or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which a Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by a Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that IICO believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, IICO may from time to time come into possession of material, non-public information about the issuers of loans that may be held by a Fund’s portfolio. Possession of such information may in some instances occur despite IICO’s efforts to avoid such possession, but in other instances, IICO may choose to receive such information (for example, in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, IICO’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on IICO’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by IICO may hold other securities issued by borrowers whose floating rate loans may be held by a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, IICO may owe conflicting fiduciary duties to the Fund and other client accounts. IICO will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if IICO’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus.

Loan interests may not be considered “securities,” and a purchaser, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see Fundamental Investment Restrictions). For purposes of these restrictions, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, a Fund, in appropriate circumstances, will treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. A Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on research by IICO in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by IICO to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, a Fund may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by IICO to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund’s investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce a Fund’s return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness, such as a Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships

Subject to their respective investment policies and restrictions, the Funds may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity that is classified as a partnership for Federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs generally are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its security holders. Distributions from such an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable, to the extent they do not exceed the investor’s adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (for example, owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (QPTP), which many MLPs are treated as for Federal tax purposes, is “qualifying income” for an entity (such as a Fund) that is a “regulated investment company” (RIC) under the Internal Revenue Code of 1986, as amended (Code) for these purposes. Please see the section entitled Taxation of the Funds for additional information regarding the tax consequences of a Fund’s investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the U.S. government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the first quarter of 2016, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements. However, including payments after the fourth quarter of 2015, Fannie Mae and Freddie Mac have paid approximately $245.8 billion in aggregate cash dividends (although those payments do not constitute a repayment of their draws). Although Freddie Mac reported a net loss over the third quarter of 2015 of $475 million, neither Fannie Mae nor Freddie Mac has required a draw from the Treasury since the second quarter of 2012 and Freddie Mac reported net income of $6.4 billion for the full-year 2015. While Freddie Mac reported that the third quarter loss was accounting-driven and not a significant indicator of financial weakness, the FHFA has stated that Fannie Mae and Freddie Mac may need an injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by Federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

A Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities likely will be developed in the future, and a Fund may invest in them if IICO determines that such investments are consistent with the Fund’s objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.

In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed.

Natural Resources and Physical Commodities

When a Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund’s investments, IICO will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, IICO considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities. Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices recently have been, and continue to be, subject to extreme market volatility.

An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity – in coal, natural gas or crude oil – this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices, while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	cross-commodity arbitrage can negatively impact a Fund’s investments;

•

fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•

fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	environmental restrictions can increase costs of production;

•	restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•	war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of a Fund’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Fund also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When a Fund purchases a precious metal or other physical commodity, IICO currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC, a Fund may not derive more than 10% of its yearly gross income from gains resulting from selling or otherwise disposing of precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Taxation of the Funds. Accordingly, a Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

The ability of a Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to a Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. A Fund’s direct investment in precious metals is limited by tax considerations. See Taxation of the Funds.

Options, Futures and Other Derivatives Strategies

General. IICO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively,

Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of a Fund’s investments.

Generally, each Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Fund is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security. Therefore, the transaction relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities. Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of IICO.

The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed or cleared.

Specifically, the Commodity Futures Trading Commission (CFTC) and SEC have adopted rules to require standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions by requiring the posting of initial and variation margin. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing. Some swaps are now, and more in the future are expected to be, centrally cleared.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund’s ability to pursue its investment strategies.

The banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The compliance date was September 1, 2016, for the firms that are very active in the swaps market. As of March 1, 2017, variation margin requirements would be applicable to all financial end-users, including the Funds, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020.

In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Funds. If the rule is adopted as proposed, it could impose new limits on the ability of a Fund to invest or remain invested in derivatives and will impose new asset segregation requirements for a Fund’s derivatives transactions.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator under the Commodity Exchange Act (CEA). Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless IICO has registered as a commodity pool operator. IICO, in its management of each Fund, intends to comply with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the commodity pool operator rules, to qualify for an exclusion under the amended regulation, a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict IICO’s ability to use derivatives as part of a Fund’s investment strategies. Although IICO believes that it will be able to execute a Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. In addition, a Fund’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Funds.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, a Fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury’s determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and antimanipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, a Fund will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Regulation 4.5.

In addition to the instruments, strategies and risks described below, IICO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. IICO may utilize these opportunities to the extent that they are consistent with a Fund’s objective(s) and permitted by a Fund’s investment policies and restrictions and regulations adopted by applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of certain Financial Instruments depends upon the ability of IICO to predict movements of the overall securities, currency and interest rate markets, among other skills. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation in the market or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not perfectly correlate with the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because IICO projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(6) Certain Financial Instruments, including options, futures contracts, combined positions and swaps can create leverage, which may amplify or otherwise increase a Fund’s investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for the Fund that, in certain circumstances, could exceed the Fund’s net assets and could alter the risk profile of the Fund in unanticipated ways.

(7) When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Certain transactions using Financial Instruments expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by a Fund as well as any loss of expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take a Fund’s place in the contract, called a novation. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a Fund could cause material losses to such Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by a Fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows a Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of a Fund’s counterparties are guaranteed by their parent holding companies with respect to that counterparty’s payment obligations under OTC trades like OTC options. This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund’s fixed-income holdings. If IICO wishes to shorten the average duration of the Fund’s fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If IICO wishes to lengthen the average duration of the Fund’s fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures commission merchant (FCM) daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a FCM. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by IICO may still not result in a successful transaction. IICO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When a Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.

It is also possible that, where a Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies - Special Considerations. Subject to its respective restrictions, each Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which IICO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used. The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its respective restrictions, each Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts in an attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that IICO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and IICO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency. The Fund segregates liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity and, in such cases, the Fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Fund might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the Fund. Even if the Fund entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, IICO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on the skill of IICO in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as IICO anticipates. There is no assurance that IICO’s use of forward currency contracts will be advantageous to a Fund or that IICO will hedge at an appropriate time.

Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (spread) between the prices at which they are buying and the prices at which they are selling various currencies. The Fund also may be required to pay certain commissions. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

Forward currency contracts in which a Fund may engage also include NDFs. NDFs are cash-settled forward contracts on foreign currencies (each a Reference Currency) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (Settlement Amount) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (NDF Rate), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Speculative Position Limits. The CFTC, the U.S. commodity interest exchanges and certain non-U.S. exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Funds are not) may hold, own or control in many commodities. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current Federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out, and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, a Fund’s investment exposure gained through these combined positions could exceed its net assets.

Turnover. A Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (notional amount). Some swaps currently are, and more in the future are expected to be, centrally cleared. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

Swaps that are centrally cleared are subject to the creditworthiness of both the FCMs and the clearing organizations involved in the transaction. For example, a Fund could lose margin payments it has deposited with the FCM in the event of a FCM’s insolvency, as well as the net amount of gains not yet paid by the clearing organization if the FCM breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains it is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, a Fund will receive, and in a short total return swap, a Fund will pay, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the Federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Each Fund typically treats the Fund’s obligations under the transaction as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. IICO and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If IICO attempts to use a swap as a hedge against, or as a substitute for, a Fund’s portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Fund bears the risk that IICO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by IICO. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Payment-In-Kind Securities

Subject to its investment policies and restrictions, a Fund may invest in payment-in-kind (PIK) securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although a Fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, a Fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for a Fund to dispose of them or to determine their current value.

Real Estate Investment Trust Securities

Subject to its respective investment policies and restrictions, each of the Funds may invest in securities issued by real estate investment trusts (REITs). A REIT is a domestic corporation (or a trust or association otherwise taxable as such for Federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each Fund’s investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk from repurchase agreements is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If a Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund’s shares will decline faster than if the Fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. A Fund’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.

Restricted Securities

Subject to its investment policies and restrictions, each Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board. See Illiquid Investments.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when IICO believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, a Fund may be less able to predict a loss. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict a Fund’s ability to conduct portfolio transactions in such securities. A Fund also may take a minority interest in a privately offered security, which may limit a Fund’s ability to protect shareholders’ interests in connection with corporate actions by the privately held company.

Short Sales Against the Box

Each Fund may sell securities “short against the box;” provided, however, that the Fund’s aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. None of the Funds has any present intention to sell securities short in this fashion.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to principal or interest by the U.S, or by a person controlled or supervised by and acting as an instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, or Fannie Mae, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if IICO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, each Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also are generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enable a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of IICO to correctly anticipate increases and decreases in interest rates and prices of securities. If IICO anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If IICO anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether IICO is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

A Fund’s purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to Federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, a Fund will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency or a corporation in zero coupon form.

Defensive Purposes

For temporary defensive purposes, each Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which each Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to each Fund’s investment policies and restrictions, a Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes.

Investment Restrictions

Certain of the Funds’ investment restrictions are described in this SAI. Ivy Energy NextShares is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect to any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. A Fund may not change from “diversified” to “non-diversified” without shareholder approval (as defined below).

Each of Ivy Focused Growth NextShares and Ivy Focused Value Nextshares is “non-diversified” as defined in the 1940 Act. This means that each of these Funds may invest a greater portion of its assets in obligations of a single issuer or in several issuers.

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Funds’ fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s voting securities present at the meeting, if more than 50% of the Fund’s outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):

1.	The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.	The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7.	For each Fund except Ivy Energy NextShares: The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

For Ivy Energy NextShares: Under normal circumstances, the Fund will concentrate its investments in the energy industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Non-Fundamental Investment Restrictions

The following investment restrictions are non-fundamental (sometimes referred to as operating policies), and may be changed by the Trust’s Board of Trustees (Board) without shareholder approval:

1.	“Name Rule” investments:

Under normal circumstances, at least 80% of:

•

Ivy Energy NextShares’ net assets, plus any borrowings for investment purposes, will be invested in securities of companies within the energy sector, which includes all aspects of the energy industry, including exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources.

The Fund will notify Fund shareholders with written notice at least 60 days prior to a change in its 80% investment policy. None of the Funds currently intend to borrow for investment purposes.

2.	Investment in other investment companies:

Each Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

3.	Investment in illiquid securities:

Each Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

4.	Investment in debt securities:

Each Fund may invest up to 10% of its total assets in non-investment grade debt securities.

5.	Investment in foreign securities:

Each of Ivy Focused Growth NextShares and Ivy Focused Value NextShares may not invest more than 25% of its total assets in foreign securities.

6.	Investment in Financial Instruments:

Each Fund may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

7.	Restrictions on selling short:

Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Diversification:

Ivy Energy NextShares, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9.	Other Current Restrictions:

Each Fund may not invest more than 20% of its total assets in cash or cash equivalents. However, for temporary or defensive purposes, each Fund may invest in cash or cash equivalents without limitation.

All Funds. An investment policy or restriction that states a maximum percentage of a Fund’s assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, a Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and restrictions.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund’s turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The Funds have not yet commenced investment operations. Therefore, portfolio turnover data for the most recent fiscal year is not available.

In general, a high turnover rate will increase transaction costs (such as commissions and spreads between bid and asked prices) that will be borne by a Fund and could increase realized capital gains or losses (the excess of such gains over such losses being taxable to shareholders when distributed to them).

Policy on Disclosure of Portfolio Holdings (Disclosure Policy)

The Disclosure Policy is intended to prevent unauthorized disclosure of portfolio holdings information. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade based on the non-public information. The Disclosure Policy applies when disclosing portfolio holdings to any party, other than to service providers or other third parties that perform account maintenance, trade execution services and/or record keeping services, where such disclosure of portfolio holdings would provide information that is not already publicly disclosed.

Publicly Available Information

A Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the next day following the day such information is posted on the internet at www.ivyinvestments.com. This information may be a Fund’s complete portfolio holdings disclosed in the Fund’s Annual or Semiannual Reports and filed with the SEC on Form N-CSR or in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q. Fund holdings and other information filed with the SEC may be viewed on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090. This information also may be a partial listing, such as a Fund’s top ten portfolio holdings posted monthly on the internet at www.ivyinvestments.com.

Due to lags in reporting, a Fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. The Basket used in creations and redemptions of Fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the Fund’s current holdings.

Exceptions

Attribution reports containing only sector and/or industry breakdowns for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

Holdings may be discussed generally by the Fund’s portfolio manager(s) with third-party broker-dealers that offer and sell shares of the Fund during monthly calls and other presentations as necessary to educate such third-party broker-dealers about the general management of the portfolio and to illustrate an investment strategy.

The Disclosure Policy does not apply to communications with broker/dealers regarding specific securities that are in the process of being traded or communications to broker/dealers regarding potential trades of securities.

Authorized Participants (each, a Third-Party Recipient)

A Fund’s portfolio holdings (either month-end or quarter-end) may be released upon the specific request of a Third-Party Recipient, on the 15th day after month-end or quarter-end, provided that:

1.	The individual receiving the request, in conjunction with IICO’s legal department or the Funds’ Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the Third-Party Recipient;

2.	The Third-Party Recipient signs a confidentiality agreement or is given appropriate notice that the non-public portfolio holdings: (a) should be kept confidential, (b) may not be used to trade in any such portfolio holdings nor to purchase or redeem shares of the Fund, and (c) may not be disseminated or used for any purpose other than as referenced in the confidentiality agreement; and

3.	No compensation is received by the Funds, IICO or any other party in connection with the disclosure of information about the portfolio holdings.

A Fund may release its portfolio holdings to the sponsor of a model portfolio product on a more frequent basis than described above only when the Fund has first entered into an agreement with the recipient that requires the recipient to agree in substance to the terms and conditions set forth below:

The recipient shall:

•

agree to use portfolio information only for its own internal analytical purposes in connection with the compilation of Fund data, the development of investment models or risk analysis, and the determination of the eligibility of the Fund for the recipient’s “model portfolios;”

•	agree that it will not disclose, distribute or publish the portfolio information that it receives from the Fund, including to any of its clients;

•

represent that it will not disclose the portfolio information to any person or entity within its organization other than personnel who are authorized to receive such information in connection with the compilation of Fund data and the development of “model portfolios;”

•	agree that it, its officers, employees, agents and representatives have a duty to treat the portfolio information as confidential and not to trade securities based on such information;

•	agree that it may not, and must take steps to ensure that all of its employees with access to such information do not, invest directly in the Fund for which such confidential information is supplied;

•

agree that it may not distribute portfolio information to any agent or subcontractor unless such agent or subcontractor has entered into a substantially similar agreement of confidentiality and has adopted and agrees to maintain policies and procedures designed to ensure that the information is kept confidential; and

•

agree to maintain policies and procedures designed to ensure that the portfolio information provided by the Fund is kept confidential and that its officers, agents and representatives do not trade securities based on such information.

Lipper, Morningstar and Other Rating and Service Organizations

Each Fund may provide its holdings to Lipper, Morningstar and other service-related firms without limitation, on the condition that appropriate notice is provided that such non-public information: (1) may not be disclosed to, or discussed with, any other clients of the rating organization absent a valid exception; (2) will not be used as the basis to trade in any such portfolio holdings of the Fund; and (3) will not be used as the basis to engage in market timing activity in the Funds.

In determining whether there is a legitimate business purpose for making disclosure of a Fund’s non-public portfolio holdings information, IICO’s legal department or the Funds’ CCO typically will consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists.

As part of the annual review of the Trust’s compliance policies and procedures, the Funds’ CCO will report to the Board regarding the operation and effectiveness of the Disclosure Policy, including on any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Funds’ portfolio securities holdings.

Custodian, Auditors, Legal Counsel and Other Service Providers

State Street Bank and Trust Company

Stradley Ronon Stevens & Young LLP

Deloitte & Touche LLP

Ivy Investment Management Company

WI Services Company

ALPS Distributors, Inc.

Interactive Data Corporation

FactSet Research Systems, Inc.

Investment Technology Group, Inc.

Investortools, Inc.

BarraOne

Sylvan

Wolters Kluwer

Confluence Technologies, Inc.

Pursuant to a custodian contract, the Trust has selected State Street Trust and Company (State Street) as custodian for each Fund’s securities and cash. As custodian, State Street maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the custodian and serves a similar function for foreign securities.

Rating, Ranking and Research entities

Bloomberg

Ibbotson

Informa Investment Solutions

Risk Metrics Group

Lipper

Moody’s

Morningstar

Standard & Poor’s

Thomson | Reuters | Corporation

Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and/or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the Fund.

Each Fund may send its complete portfolio holdings information to one or more brokerage and/or research firms for the purpose of having such entity provide specific research and security-related information to the Fund and/or, to one or more consultants and/or broker platforms for the purpose of reviewing and recommending the Fund as possible investments for their clientele. No compensation is received from these entities by the Fund, IICO or its affiliates, and portfolio holdings information will only be provided for legitimate business purposes.

Each Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by its Board, which currently is comprised of seven individuals. The Board is responsible for the overall management of the Trust and the Funds, which includes general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board has appointed officers of the Trust and delegated to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

Board Structure and Related Matters

Six members of the Board are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (each referred to as an “Independent Trustee”). Mr. Henry J. Herrmann is the sole interested Board member of the Trust (an Interested Trustee, and collectively with the Independent Trustees, the Trustees). An interested person of the Trust includes any person who is otherwise affiliated with the Trust or a service provider to the Trust, such as IICO. The Board believes that having a majority of Independent Trustees is appropriate and in the best interests of the Funds’ shareholders.

Under the Trust’s Declaration of Trust and its By-laws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust is not required to hold annual meetings of shareholders for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board intends to hold four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also intend to hold four regularly scheduled in-person meetings each year, during a portion of which management will not be present, as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreement, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure (described below) that includes three standing committees: the Audit Committee, the Governance Committee and the Executive Committee, the first two of which are comprised solely of Independent Trustees. The Board will periodically evaluate its structure and composition, as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is comprised of three portfolios. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Funds Complex (the Trust, the Ivy Funds and the Ivy High Income Opportunities Fund (a closed-end fund) (IVH)), and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios). Jarold W. Boettcher, Joseph Harroz, Jr. and Henry J. Herrmann also serve as trustees of the Advisors Fund Complex. Each member of the Board is also a member of the Board of Trustees of the Ivy Funds and IVH.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during at least the last five years and certain other information.

Independent Trustees

The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2016	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present)	94	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007 to 2011); Trustee and Governance Committee Member of Kansas State University Foundation (1981 to present); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2011); Trustee of Advisors Fund Complex (2007 to present) (52 portfolios overseen); Trustee, Ivy Funds (2002 to present) (38 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2016	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (1999 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present)	42	Trustee, Ivy Funds (2002 to present) (38 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee and Independent Chairman	2016	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	94	Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewbourne Family Support Organization (2003 to present) (non-profit); Independent Chairman and Trustee of Advisors Fund Complex (Independent Chairman – 2015 to present; Trustee – 1998 to present) (52 portfolios overseen); Independent Chairman and Trustee, Ivy Funds (Chairman – 2006 to present; Trustee – 1998 to present) (38 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2016	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisition law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	42	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Trustee, Ivy Funds (2002 to present) (38 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2016	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	42	Director of Executive Board, Cox Business School, Southern Methodist University; Lead Director of Northwestern Mutual Funds (2003 to present) (29 portfolios overseen); Director, d-bx Target Date Funds (2007-2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Ivy Funds (2002 to present) (38 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2016	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	42	Trustee of Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, Ivy Funds (1999 to present) (38 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen)

Interested Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including each Fund’s investment manager, IICO, as well as by virtue of his personal ownership in shares of WDR.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE/ OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2016	Retired; Chairman of WDR (2010-present); Formerly, CEO of WDR (2005-August 2016); President, CEO and Chairman of IICO (2002-August 2016); President, CEO and Chairman of WRIMCO (1993-August 2016); President and Trustee of each of the funds in the Fund Complex (2001-August 2016)	94	Director of WDR; Trustee of Advisors Fund Complex (1998 to present) (52 portfolios overseen); Trustee, Ivy Funds (1998 to present) (38 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Director, Blue Cross Blue Shield of Kansas City (2007 to present)

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Jarold W. Boettcher

Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher also serves as a board member to another fund complex. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee to other funds within the Ivy Funds Complex.

James D. Gressett

Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to other funds within the Ivy Funds Complex.

Joseph Harroz Jr.

Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz also serves as a board member to another fund complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to other funds within the Ivy Funds Complex.

Henry J. Herrmann

Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Trust and as an officer and member of the boards of mutual funds. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to other funds within the Ivy Funds Complex.

Glendon E. Johnson, Jr.

Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee to other funds within the Ivy Funds Complex.

Michael G. Smith

Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to other funds within the Ivy Funds Complex.

Edward M. Tighe

Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to other funds within the Ivy Funds Complex.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Philip J. Sanders* 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016	CEO of WDR (August 2016 to present); President, CEO and Chairman of IICO and WRIMCO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of IICO and WRIMCO (August 2010 to present)
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Secretary	2016 2016 2016	2014 2014 2014	Senior Vice President, General Counsel, Chief Legal Officer and Secretary of WDR (2014 to present); Senior Vice President, General Counsel and Secretary of WRIMCO and IICO (2014 to present); Vice President, Secretary and Associate General Counsel of WDR (2004 to 2014); Senior Vice President, Secretary and Associate General Counsel of WRIMCO and IICO (2007 to 2014); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Fund Complex (2014-2016); and Secretary for each of the funds in the Fund Complex (2016 to present)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2016 2016 2016 2016	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Vice President of Waddell & Reed Services Company (2007 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2016 2016	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of WRIMCO and IICO (2006 to present)
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2016	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed, Inc. and Ivy Distributors, Inc. (2010 to present)

*	Mr. Sanders was Vice President of the Fund Complex from 1998 until his appointment as President in August 2016.

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Executive Committee and Governance Committee. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Trust’s independent registered public accounting firm, the internal accounting staff of IICO and the Board. The Audit Committee consists of Edward M. Tighe (Chair), Jarold W. Boettcher and James D. Gressett. The Funds have not yet commenced operations, and therefore the Audit Committee has not yet met.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Funds, except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair), Joseph Harroz, Jr. and Glendon E. Johnson, Jr. The Funds have not yet commenced operations, and therefore the Executive Committee has not yet met.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Glendon E. Johnson, Jr. (Chair), Jarold W. Boettcher and Michael G. Smith. The Funds have not yet commenced operations, and therefore the Governance Committee has not yet met.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by Waddell & Reed Services Company, doing business as WI Services Company (WISC) and includes Philip J. Sanders. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or on an as-needed) basis for its review and approval.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, a Fund’s risks include, among other things, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, IICO and other service providers to the Trust have themselves adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons.

Senior officers of the Trust, senior officers of IICO (collectively, Ivy) and the Funds’ CCO will regularly report to the Board on a range of matters, including those relating to risk management. The Board will also regularly receive reports from IICO with respect to the investments and securities trading of the Funds, reports from Fund management personnel regarding valuation procedures and reports from management’s Valuation Committee regarding the valuation of particular securities. In addition to regular reports from Ivy, the Board will also receive reports regarding other service providers to the Trust, either directly or through Ivy or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board will receive a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board will receive reports, presentations and other information from Ivy in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Ivy.

Senior officers of the Trust and senior officers of Ivy also will report regularly to the Audit Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. Ivy compliance and internal audit personnel also will report regularly to the Audit Committee. In addition, the Audit Committee will receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees will meet separately with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Ownership of Fund Shares

as of December 31, 2015

The following table provides information regarding the aggregate dollar range of shares beneficially owned in the Ivy Funds Complex by each Independent Trustee of the Trust, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act). An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Ivy Funds Complex. The amounts listed below as “owned” shares include any shares of the funds within the Ivy Funds Complex deemed invested by a Trustee. The Funds were not in existence prior to the date of this SAI, and therefore the Independent Trustees do not own any shares of the Funds as of the date of this SAI.

Independent Trustees

Trustee	Aggregate Dollar Range of Fund Shares Owned in the Ivy Funds Complex
Jarold W. Boettcher	over $100,000
James D. Gressett	over $100,000
Joseph Harroz, Jr.	over $100,000
Glendon E. Johnson, Jr.	over $100,000
Michael G. Smith	over $100,000
Edward M. Tighe	over $100,000

Interested Trustee

As of December 31, 2015, the aggregate dollar range of fund shares owned by Mr. Herrmann, the only Interested Trustee, in the Ivy Funds Complex, was over $100,000.

The Funds were not in existence prior to the date of this SAI, and therefore Mr. Herrmann does not own any shares of the Funds as of the date of this SAI.

Compensation

The fees paid to the Trustees are allocated among the Funds within the Ivy Funds Complex based on each Fund’s relative asset size. The Trust was not in existence prior to the date of this SAI and therefore did not pay towards any of the Trustees’ aggregate compensation for the fiscal year ending June 30, 2016. For the Funds’ fiscal year ending June 30, 2017, the estimated compensation for services as a Trustee is as follows:

Compensation Table

Independent Trustees	Aggregate Compensation from the Ivy Funds Complex[1]
Jarold W. Boettcher	$217,500	[3]
James D. Gressett	217,500
Joseph Harroz, Jr.[2]	252,500	[3]
Glendon E. Johnson, Jr.	217,500
Michael G. Smith	217,500
Edward M. Tighe	217,500

Interested Trustee	Aggregate Compensation from the Ivy Funds Complex[1]
Henry J. Herrmann	$0

[1]	No pension or retirement benefits have been accrued as a part of Fund expenses.
[2]	Mr. Harroz receives an additional fee for his services as Independent Chair of the Board. For the fiscal year ending June 30, 2017, this fee is estimated to be $35,000.
[3]

Messrs. Boettcher and Harroz also receive compensation for their service as trustees to the Advisors Fund Complex, which is estimated to be $200,000 and $248,000, respectively, for the fiscal year ending June 30, 2017.

Of the totals listed in the Aggregate Compensation column above, the following amounts are estimated to be deferred:

Jarold W. Boettcher	$57,500	[1]
James D. Gressett	12,500
Joseph Harroz, Jr.	9,600	[1]
Glendon E. Johnson, Jr.	0
Michael G. Smith	26,250
Edward M. Tighe	15,750

[1]	Includes estimated amounts expected to be deferred from fees paid to the Trustees for service as a trustee to the Advisors Fund Complex.

It is anticipated that Mr. Herrmann will not receive compensation from any of the funds in the Ivy Funds Complex during the fiscal year ending June 30, 2017. The officers, as well as Mr. Herrmann, are paid by IICO or its affiliates.

Code of Ethics

The Trust, IICO and ALPS Distributors, Inc. have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. Each Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the officers and Trustees of the Trust, as a group, beneficially own less than 1% of the outstanding shares of the Funds, as the Funds have not yet commenced operations. No person, except as set forth below, was known by the Funds to hold beneficially or of record 5% or more of a Fund’s shares; however, IICO, a Delaware corporation, owned 100% of the outstanding shares of each Fund solely for the purpose of providing seed capital to the Funds. Accordingly, as of such date, IICO owned a controlling interest in each Fund. Shareholders with a controlling interest could affect the outcome of a proxy vote or the direction of management of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement (Management Agreement) with IICO, a subsidiary of WDR, with an initial term of two years and that expires on October 1, 2018 (the “Initial Term”). Under the Management Agreement, IICO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The Management Agreement obligates IICO to make investments for the account of each Fund in accordance with its best judgment and within the investment objective and restrictions set forth in the Prospectus, this SAI, the 1940 Act and the provisions of the Code relating to RICs, subject to policy decisions adopted by the Board. IICO also determines the securities to be purchased or sold by each Fund and places the orders.

The Management Agreement provides that, following the Initial Term, it may be renewed year to year as to each Fund, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Trustees. The Management Agreement also provides that either party has the right to terminate it as to a Fund, without penalty, upon 60 days’ written notice by the Trust to IICO and 120 days written notice by IICO to the Trust, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis of the approval of the Management Agreement on behalf of each Fund will be available in the Fund’s Semiannual Report to Shareholders for the period ended December 31, 2016.

Payments by the Funds for Management Services

Under the Management Agreement, for IICO’s management services, each Fund pays IICO a fee as described in the Prospectus.

The Trust’s fiscal year end is June 30. The Funds were not in existence during the most recent fiscal year ended June 30, 2016, and therefore did not pay management fees to IICO during that period.

A discussion regarding management fee reimbursement is contained in the section titled Distribution Services below.

Transfer Agent Services

Under the Transfer Agency and Service Agreement entered into between the Trust and State Street Bank and Trust Company (State Street), State Street serves as the transfer agent for the Trust. As such, State Street is responsible for among other matters, receiving and processing orders for the purchase and redemptions of Creation Units. A new Transfer Agency and Service Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. State Street is located at One Lincoln Street, Boston, Massachusetts 02111.

The Funds were not in existence during the Trust’s most recent fiscal year ended June 30, 2016, and therefore did not pay transfer agent fees to State Street during that period.

Accounting and Administrative Services

Under an Accounting and Administrative Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC provides the Funds with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. Certain of these services may be provided by a sub-agent affiliated with State Street. The sub-agent will be paid directly by WISC and will be subject to oversight and supervision by WISC. WISC is located at 6301 Glenwood Avenue, Shawnee Mission, Kansas 66201.

Under the Accounting and Administrative Services Agreement, each Fund pays WISC a monthly fee, equal to the greater of 1/12th of the asset-based fee or the aggregate annual minimum fee as shown on the following table, based on the average daily net assets of the Funds during the prior month.

Accounting Services Fee

Annual Minimum Fee (per Fund)	$115,000.00

Asset-Based Fee (all Funds)	Annual Basis Point Rate
First $1 Billion	3.00
Next $5 Billion	2.25
Thereafter	1.50

The Funds were not in existence during the most recent fiscal year ended June 30, 2016 and therefore did not pay accounting or administrative fees to WISC during that period.

Since each Fund pays a management fee for investment supervision and an accounting and administrative services fee for accounting and administrative services as discussed above, IICO and WISC, respectively pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under these agreements are described above. IICO and its affiliates pay the Trustees and Trust officers who are affiliated with IICO and its affiliates. The Funds pay the fees and expenses of the Independent Trustees.

Each Fund pays all of its other expenses. These include, for each Fund, the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, costs of systems or services used to price Fund securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Under the Distribution Agreement entered into between the Trust and ALPS Distributors, Inc. (Distributor), the Distributor serves as the principal underwriter and distributor. The Distributor distributes Creation Units of the Funds, but does not maintain a secondary market in shares of the Funds. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Distributor may also enter into agreements with securities dealers (Soliciting Dealers) that solicit purchases of Creation Unit aggregations of Fund shares. Such Soliciting Dealers may also be “participating parties” or DTC Participants.

The Funds were not in existence during the Trust’s fiscal year ended June 30, 2016, and therefore did not pay distribution fees to the Distributor during that period.

The Distribution Agreement was approved by the Board, including the Independent Trustees.

Through October 31, 2017, IICO and/or WISC have contractually agreed to reimburse sufficient management fees and/or accounting and administrative services fees to cap the total annual ordinary fund operating expenses for each Fund as follows: Ivy Focused Growth NextShares and Ivy Focused Value NextShares at 0.78%, and Ivy Energy NextShares at 0.95%.

The Trust has adopted a Distribution and Service Plan (the Plan) for shares of each Fund pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the payment of certain expenses in connection with the distribution of the Fund’s shares and the service and maintenance of shareholder accounts. The Plan permits a Fund to pay the Distributor at an annual rate of up to 0.25% of average daily net assets of the shares of a Fund. However, the Trustees have determined not to authorize payment of a Plan fee at this time.

Custodial and Auditing Services

The Funds’ custodian is State Street, and its address is One Lincoln Street, Boston, Massachusetts 02111. In general, State Street is responsible for holding the Funds’ cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Funds’ Independent Registered Public Accounting Firm, audits the financial statements and financial highlights of each Fund.

PORTFOLIO MANAGERS

The following tables provide information relating to the portfolio managers of the Funds as of June 30, 2016.

Daniel P. Becker—Ivy Focused Growth NextShares

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	5	25
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$4,474.8	$82.5	$1,945.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$250.7

David P. Ginther—Ivy Energy NextShares

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,787.5	$2.9	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Bradley M. Klapmeyer—Ivy Focused Growth NextShares

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$496.9	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Matthew T. Norris—Ivy Focused Value NextShares

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,393.7	$0	$84.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Michael T. Wolverton—Ivy Energy NextShares

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

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The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

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The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO’s Allocation Procedures.

IICO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

IICO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, IICO reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of IICO is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards. If WDR stock is awarded, it will vest over a period of four years, with the first vesting to take place two years after the date of the award; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by IICO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by IICO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by IICO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by IICO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all IICO employees.

Ownership of Securities

As of June 30, 2016, the Funds had not yet commenced operations, and therefore no portfolio manager beneficially owned the shares of any Fund. However, set forth below is the dollar range of shares beneficially owned by each portfolio manager within the Fund Complex:

Manager	Fund Managed	Dollar Range of Shares Owned in the Fund	Dollar Range of Shares Owned in the Fund Complex
Daniel P. Becker	Ivy Focused Growth NextShares	N/A	over $1,000,000
David P. Ginther	Ivy Energy NextShares	N/A	over $1,000,000
Bradley M. Klapmeyer	Ivy Focused Growth NextShares	N/A	$100,001 to $500,000
Matthew T. Norris	Ivy Focused Value NextShares	N/A	$100,001 to $500,000
Michael T. Wolverton	Ivy Energy NextShares	N/A	$100,001 to $500,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by IICO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund.

With respect to most Funds with fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained.

The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or IICO and/or WRIMCO, an affiliate of IICO, may otherwise combine orders for a Fund with those of other funds within the Trust or funds within Ivy Funds, Waddell & Reed Advisors Funds and Ivy Variable Insurance Portfolios, or other accounts for which it has investment discretion, including accounts affiliated with IICO and/or WRIMCO. IICO and/or WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, IICO and/or WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, IICO and/or WRIMCO generally allocates the shares pro rata among the included funds and/or advisory accounts based on the total assets of each account, subject to adjustments for de minimis allocations and round lots. Funds/accounts with investment strategies and policies that permit investments in IPO securities may receive greater allocations compared to accounts that comparatively limit such investments. An amount otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate the account’s cash availability, position limitations and investment restrictions. In such cases, the shares that would otherwise have been allocated to such accounts shall be reallocated to the remaining accounts in accordance with the written procedures. In all cases, IICO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts.

Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of a Fund, IICO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. IICO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Funds. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, directly or through others (research and brokerage services) considered by IICO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which IICO has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by IICO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to IICO. IICO does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits IICO from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of IICO and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist IICO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by IICO.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of IICO; serves to make available additional views for consideration and comparisons; and enables IICO to obtain market information on the price of securities held in a Fund’s portfolio or being considered for purchase.

The Funds were not in existence during the Trust’s fiscal year ended June 30, 2016, and therefore did not pay any brokerage commissions during that period.

PROXY VOTING POLICY

The Funds have delegated all proxy voting responsibilities to IICO. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and IICO’s corresponding positions.

Board of Directors Issues:

IICO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.

IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

IICO generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

IICO generally will vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between IICO and the Trust:

IICO will use the following three-step process to address conflicts of interest: (1) IICO will attempt to identify any potential conflicts of interest; (2) IICO will then determine if the conflict as identified is material; and (3) IICO will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. IICO will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

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Business Relationships – IICO will review any situation for a material conflict where IICO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage IICO to vote in favor of management.

•

Personal Relationships – IICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships – IICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

IICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: IICO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, IICO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Client directed – If the Material Conflict arises from IICO’s management of a third party account and the client provides voting instructions on a particular vote, IICO will vote according to the directions provided by the client.

•

Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and IICO chooses to use a predetermined voting policy, IICO will not be permitted to vary from the established voting policies established herein.

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Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Board on matters involving a conflict. Under this method, IICO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. IICO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

Each Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Fund relating to its portfolio securities were voted during the most recent 12-month period ending June 30, 2017, will be available at www.ivyinvestments.com, and on the SEC’s website at http://www.sec.gov.

TRUST SHARES

The Shares of the Funds

The shares of each of the Funds represent an interest in that Fund’s securities and other assets and in its profits or losses. Each fractional share has the same rights, in proportion, as a full share.

Each Fund currently offers a single class of shares. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Shares are fully paid and non-assessable when purchased.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Declaration of Trust and By-laws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Declaration of Trust and By-laws of the Trust.

On certain matters such as the election of Trustees, all shares of all of the Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of the Fund. In voting on a Management Agreement for a Fund, approval by the shareholders of that Fund is effective as to the Fund whether or not enough votes are received from the shareholders of any of the other Funds to approve the Management Agreements for the other Funds.

BUYING AND SELLING SHARES

Purchase and Redemption of Creation Units

The Trust issues and redeems Fund shares only in specified large aggregations of shares called “Creation Units.” A discussion of the purchase and redemption of Creation Units is contained in the Prospectus under Fund Summary – Purchases and Sales of Fund Shares and Buying and Selling Shares. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Authorized Participants

All orders to purchase or redeem Creation Units must be placed with a Fund by or through an “Authorized Participant,” which is either: (a) a “participating party” (i.e., a Broker or other participant in the Continuous Net Settlement (CNS) System of the NSCC); or (b) a participant in the DTC system (DTC Participant), which in any case has executed an agreement with the Distributor (Participant Agreement (and accepted by the Transfer Agent)). An investor does not have to be an Authorized Participant to transact in Creation Units, but must place an order through and make appropriate arrangements with an Authorized Participant.

Timing

A Fund’s shares are not authorized for sale outside of the United States, its territories and possessions without the prior written consent of that Fund. Creation Units are issued and redeemed each Business Day at the NAV per share next determined after an order in proper form is received by a Fund or its agent. Validly submitted orders to purchase or redeem Creation Units on each Business Day will be accepted until the NYSE market close (Order Cut-Off Time), generally 4:00 p.m. Eastern Time, on the Business Day that the order is placed (Transmittal Date). All orders must be received no later than the Order Cut-Off Time in order to receive the NAV determined on the Transmittal Date. Creation Units may be issued and redeemed through the delivery of cash, securities or other instruments specified by a Fund, or a combination thereof.

A Fund may require that Custom Orders (as defined below) be received no later than one hour prior to the Order Cut-Off Time. When The NASDAQ Stock Market, LLC (Listing Exchange) or bond markets close earlier than normal, a Fund may require orders for Creation Units to be placed earlier in the Business Day. Orders to purchase Fund shares invested in fixed-income instruments may not be accepted on any day when the bond markets are closed.

Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit. All requests for redemption must be preceded or accompanied by the requisite number of Fund shares, which delivery generally will be made through the Depository Trust Company (DTC) Process (as defined below).

As noted under Taxes, on Purchases and Redemptions of Creation Units, a Fund has the right to reject an order for Creation Units if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Payment

To keep trading costs low and to enable the Funds to be as fully invested as possible, each Fund generally expects to issue and redeem Creation Units in kind through the delivery of securities and/or other portfolio instruments, rather than cash, to the extent practicable. Creations and redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders.

Subject to certain exceptions described below, the Basket (as defined below) instruments paid or received by the Funds will be the same for all purchasers and redeemers of Creation Units on a given Business Day. A “Basket” is the basket of securities, other instruments and/or cash that a Fund specifies each Business Day and for which it issues and redeems Creation Units. Basket instruments may include cash, securities and/or other transferable investment assets. Each security included in the Basket will be a current holding of a Fund. To the extent there is a difference between the NAV of a Creation Unit and the aggregate market value of the Basket instruments exchanged for the Creation Unit, the party conveying the lower value will pay to the other an amount in cash equal to that difference (Balancing Amount).

To preserve the confidentiality of the Funds’ trading activities, IICO anticipates that the Basket normally will not be a pro rata slice of a Fund’s portfolio positions. Rather, instruments being acquired generally will be excluded from the Basket until their purchase is completed and instruments being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by IICO to be in the best interest of the Fund and its shareholders, other portfolio positions may be excluded from the Basket. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions.

The Funds may permit an Authorized Participant to deposit or receive, as applicable, cash in lieu of some or all of the Basket instruments, solely because: (a) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (b) such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (c) a holder of Fund shares investing in foreign instruments would be subject to unfavorable income tax treatment if the holder received redemption proceeds in kind. No other Basket substitutions will be permitted. A “Custom Order” is any purchase or redemption of Shares made in whole or in part on a cash basis as described in clause (a) or (b) of this paragraph. In addition, the Funds may require purchases and redemptions on a given Business Day to be made entirely on a cash basis. In such an instance, a Fund will announce, before the open of trading on such day, that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash. The Funds also may determine, upon receiving a purchase or redemption order from an Authorized Participant, to require the purchase or redemption, as applicable, to be made entirely in cash.

Each Business Day, before the open of trading on the Listing Exchange, IICO will cause the Basket, including the names and quantities of the securities, cash and other instruments in the Basket and the estimated Balancing Amount for that day to be disseminated through the National Securities Clearing Corporation (NSCC), a clearing agency registered with the SEC and affiliated with the DTC. The Basket also will be posted at www.nextshares.com. The published Basket will apply until a new Basket is announced, and there will be no intraday changes to the Basket except to correct errors in the published Basket. IICO also will make available on a daily basis information about the previous day’s Balancing Amount.

Clearance and Settlement

Orders for purchases and redemptions of Creation Units will be processed either through an enhanced clearing process or through a manual clearing process. The NSCC/CNS system for effecting in-kind purchases and redemptions of ETFs (NSCC Process) simplifies the transfer of a basket of securities between two parties by treating all of the securities that constitute the basket as a single unit.

There are limitations on investors’ ability to use the NSCC Process. First, it is available only to those DTC Participants that also are participants in the CNS System of the NSCC. Other DTC Participants must use a manual clearing process (DTC Process), involving a line-by-line movement of each transferred position, which is available to all DTC Participants. Because the DTC Process involves the movement of individual positions, while the NSCC Process can act on instructions regarding the movement of one unitary basket that automatically processes the movement of multiple securities, DTC may charge a Fund more than NSCC to settle purchases and/or redemptions of Creation Units. Further, the NSCC Process is generally only available for transactions involving domestic equity securities and certain domestic income securities. Thus, it only may be used in connection with in-kind transactions for Fund Creation Units that include only eligible securities in their Basket.

Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket will not go through either the NSCC Process or the DTC Process. Rather, such transactions will go through a Fund’s custodian and its sub-custodian network. Once such a creation order has been placed with a Fund or its agent, State Street will inform IICO and the Fund’s custodian. The custodian will then inform the appropriate sub-custodians. In connection with a creation, the Authorized Participant will deliver to the appropriate sub-custodians, on behalf of itself or the beneficial owner on whose behalf it is acting, the Basket instruments as determined according to the procedures described above. The sub-custodians will confirm to the custodian that the purchase consideration has been delivered, and the custodian will notify IICO and the Distributor of the delivery. After shares have been instructed to be delivered, the Distributor will furnish the Authorized Participant with a confirmation and a Prospectus (if necessary). For a redemption, the same process proceeds in reverse.

In-kind transactions in Creation Units involving fixed-income instruments that do not use the DTC Process generally will clear and settle as follows: Basket securities that are U.S. government or U.S. agency securities and any cash will settle via free delivery through the Federal Reserve System; Basket securities that are non-U.S. fixed-income securities will settle in accordance with the normal rules for settlement of such securities in the applicable non-U.S. market. Fund shares will settle through DTC. The custodian will monitor the movement of the underlying Basket instruments and will instruct the movement of shares only upon validation that such instruments have settled correctly. The settlement of Fund shares will be aligned with the settlement of the underlying Basket and, except as discussed below with respect to Basket instruments traded in foreign markets, generally will occur no later than the third Business Day following the day on which an order is deemed received by the Distributor.

Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket may be on a basis other than the third Business Day following receipt in good order in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind purchases and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming shareholders, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the funds, in certain circumstances. The holidays applicable to a Fund that include foreign instruments in their basket during such periods are listed on Appendix B, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed on Appendix B. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Because the portfolio securities of the Funds may trade on days that the Funds’ Listing Exchange is closed or on days that are not Business Days for the Funds, shareholders may not be able to redeem their shares of a Fund, or to purchase and sell shares of such Fund on the Listing Exchange, on days when the NAV of a Fund could be significantly affected by events in the relevant non-U.S. markets.

Delivery

State Street will transmit all purchase orders received from Authorized Participants to the Funds. After a Fund has accepted a purchase order and received delivery of the purchase consideration, NSCC or DTC, as applicable, will instruct the Fund to initiate delivery of the appropriate number of shares to the book-entry account specified by the Authorized Participant. Delivery of Creation Units by the Fund is expected to occur within the normal settlement cycle, currently no later than the third Business Day following the day on which an order is deemed to be received by the transfer agent. State Street will issue or cause the issuance of confirmations of acceptance. The Distributor will be responsible for delivering a Prospectus to Authorized Participants purchasing Creation Units. The transfer agent and the Distributor will maintain records of both the orders placed with it and the confirmations of acceptance furnished by it.

Shares normally will not be issued to a purchasing Authorized Participant until after the transfer to a Fund of good title to the Basket instruments required to be delivered in connection with the purchase. However, shares may be transferred in advance of receipt by a Fund of all or a portion of the applicable Basket instrument(s) as described further below. In these circumstances, the Authorized Participant will be required to transfer the available Basket instruments plus cash in an amount equal to 115% of the market value of any undelivered Basket instrument(s) (Additional Cash Deposit). Each Creation Unit order shall be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and cash in the appropriate amount is deposited with a Fund’s custodian by the time designated by the Fund’s custodian on settlement date. If the order is not placed in proper form by the Order Cut-Off Time or federal funds in the appropriate amount are not received by the time designated by a Fund’s custodian on settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom.

As noted above, an additional amount of cash shall be required to be deposited with a Fund, pending delivery of the missing Basket instrument(s) in an amount equal to at least 115% of the daily marked to market value of the missing Basket instrument(s). In the event that additional cash is not paid, a Fund may use the cash on deposit to purchase the missing Basket instrument(s). The Authorized Participant will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases and the Authorized Participant shall be liable to the Fund for any shortfall between the cost to the Fund of purchasing any missing Basket instrument(s) and the value of the collateral. These costs will be deemed to include the amount by which the actual purchase price of the Basket instrument(s) exceeds the market value of such Basket instruments on the day the Creation Unit order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. A Fund will return any unused portion of the Additional Cash Deposit once all of the missing Basket instrument(s) have been properly received by the Custodian or purchased by the Fund and deposited into the Fund’s account with the Fund’s Custodian.

In connection with taking delivery of shares of securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the securities are customarily traded, to which account such securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date.

Redemptions of shares for Fund securities will be subject to compliance with applicable federal and state securities laws and the Funds reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering Fund securities under such laws. A redeeming investor that is subject to a legal restriction with respect to a particular security included in a Fund’s Basket instruments may be paid an equivalent amount of cash. The Authorized Participant through which such a redeeming investor transacts may request that the redeeming investor complete an order form or enter into agreements with respect to such matters as compensating cash payment. Further, a redeeming investor that is not a “qualified institutional buyer” (QIB), as such term is defined under

Rule 144A under the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A. A redeeming investor may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of Fund shares or determination of the NAV of the shares is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Transaction Fees

Orders for Creation Units are subject to transaction fees. See Buying and Selling Shares — Transaction Fees in the Prospectus.

Order Rejection

The Funds, State Street and/or the Distributor may reject any order that is not in proper form. Further, a Fund may reject a purchase order transmitted to it if, for example: (a) the purchaser or group of related purchasers, upon obtaining the Creation Units, would own 80% or more of outstanding Fund shares; (b) the acceptance of the Basket would have certain adverse tax consequences, such as causing the Fund to no longer meet the requirements of a regulated investment company under the Code; (c) the acceptance of the Basket would, in the opinion of the Trust, be unlawful, as in the case of a purchaser who is banned from trading in securities; (d) the acceptance of the Basket would otherwise, in the discretion of the Trust or IICO, have an adverse effect on the Fund or its shareholders; or (e) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, IICO, the transfer agent, the custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.

Required Early Acceptance of Orders

Notwithstanding the foregoing, Authorized Participants may be notified that the Order Cut-Off Time may be earlier on a particular Business Day.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under Fund Summary — Purchases and Sales of Fund Shares and Buying and Selling Shares. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Each Fund’s shares are listed for trading on the Listing Exchange, and trade thereon at prices that are directly linked to the Fund’s next end-of-day NAV (NAV-Based Trading). Shares also may be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. In NAV-Based Trading, all trades are executed at the next NAV, plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each trade, the final transaction price is determined once NAV is computed. Buyers will not know the value of their purchases and sales until the end of the trading day.

Although share prices will be quoted throughout the day relative to NAV, there is not a fixed relationship between trading prices and NAV. Instead, the premium or discount to NAV at which Share transactions are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the Share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices for shares in the secondary market may be above, at or below NAV. The Funds do not offer the opportunity to transact intraday at prices determined at time of trade execution.

There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of Fund shares will continue to be met.

The Listing Exchange may, but is not required to, remove Fund shares from listing if: (i) following the initial twelve-month period after commencement of trading of the Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (ii) the Fund’s IIV or NAV is no longer calculated or its IIV, NAV or Basket composition is no longer available to all market participants at the same time; (iii) the Fund has failed to submit any filings required by the SEC or if the Listing Exchange is aware that the Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC with respect to the Fund; or (iv) such other event shall occur or condition exists that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the Fund shares from listing and trading upon termination of the Trust or the Fund.

Book Entry Only System

The following information supplements and should be read in conjunction with Buying and Selling Shares in the Prospectus.

DTC acts as securities depositary for Fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Certificates will not be issued for Fund shares.

DTC, a limited-purpose trust company, was created to hold securities of DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Fund shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Payment of Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Fund shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is the case for securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.

CALCULATION OF NET ASSET VALUE

The NAV of a Fund is the value of the assets of the Fund, less the liabilities of the Fund, divided by the total number of outstanding shares.

The NAV of each Fund is computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE, 4:00 p.m. Eastern Time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV per share of a Fund likely will change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

Intraday Indicative Values

The Trust will arrange for the continuous calculation by an independent third party and publication throughout the regular trading session of the Listing Exchange (generally 9:30 a.m. to 4:00 p.m. Eastern Time) each Business Day of the intraday indicative value (IIV) of each Fund’s shares. IIVs are calculated based on the current market trading prices of a Fund’s underlying holdings and disseminated at periodic intervals of not more than 15 minutes. The purpose of IIVs is to help investors to estimate that day’s closing NAV so they can determine the number of shares to buy or sell if they want to trade an approximate dollar amount. Because IIVs generally will differ from the end-of-day NAV of the Fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that Fund transaction prices are based on closing NAVs, and that NAVs may vary significantly from IIVs during periods of market volatility.

Valuation – General

The NAV per share of each Fund ordinarily is computed once on each day that the NYSE is open for trading. Listed securities generally are valued at their closing price, which is the last traded price on the principal securities exchange on which the security is traded. Certain foreign exchanges may continue to trade after the close of the NYSE; in such cases, prices for securities primarily traded on these exchanges will be taken at the close of the NYSE.

Stocks ordinarily are valued by the primary pricing service as set forth in the Funds’ Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services, a price will be sought from an exchange.

Bonds (including foreign bonds), convertible bonds, government securities and mortgage-backed securities ordinarily are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures, while municipal bonds are valued at the mean price. Loans also are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. In the event no pricing service price is available and no broker-dealer quote is available, or in the case where a price is available from a pricing service but deemed unreliable, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Listed options contracts and OTC options ordinarily are valued, as of the valuation time, at the mean of the bid and ask price as provided by the primary pricing service set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price for listed options is not available from any of the approved pricing services listed in the Valuation Procedures, a price is sought from a broker-dealer. In the event a price is not available from any approved pricing service or from a broker-dealer, the Valuation Committee will fair value the option pursuant to the Valuation Procedures.

Futures contracts will be valued at the settlement price as provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services listed in the Valuation Procedures, a price will be sought from an exchange.

Swaps, including but not limited to credit default swaps and interest rate swaps, are valued at the price provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. If a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. If a price is available from a pricing service but deemed unreliable based on variance checks conducted by IICO’s Fund Accounting department, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Foreign currency exchange rates ordinarily are provided by the primary pricing service set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from any of the approved pricing services set forth in the Valuation Procedures, or in the event any foreign currency exchange rate is deemed inaccurate by the Valuation Committee, a bid and offer will be sought from one or more broker-dealers. The mean of the bid(s) and offer(s) will be used to calculate the applicable foreign currency exchange rate.

Precious metals will be valued at the last traded spot price by the primary pricing service immediately prior to the Valuation Time set forth in the Valuation Procedures. If a spot price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. Fair value pricing generally will be used by the Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

The Funds also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. A Fund that invests a portion of its assets in foreign securities also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector, country or region; (3) natural disasters or armed conflicts affecting a country or region; and (4) significant U.S. or foreign market fluctuation.

The Funds have retained certain third-party pricing services (together, the Service) to assist in valuing foreign securities and certain other foreign investments (collectively, foreign securities) held in the Funds’ portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with procedures adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the foreign security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of a Fund’s foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It also may affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities.

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board. They are accounted for in the same manner as exchange-listed puts.

TAXATION OF THE FUNDS

General

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund expects to qualify for treatment as a RIC (that is, a “regulated investment company” under the Code) so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year (Distribution Requirement) and must meet several additional requirements. For each Fund, these requirements include the following:

(1)	the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

(2)	at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must consist of cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, Diversification Requirements).

The gains that a Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund’s investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by a Fund in precious metals or in options or futures contracts on them made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. Each Fund that invests in precious metals or in options or futures contracts on them intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

Pursuant to provisions of the RIC Modernization Act of 2010 (Modernization Provisions), a Fund will be able to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

If a Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for Federal tax purposes: (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as taxable dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income, except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to Federal income tax at the rates for net capital gain — a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which will be adjusted for inflation annually); and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions a Fund declares in October, November and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

Each Fund will be subject to a nondeductible 4% Federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Investments in Partnerships and QPTPs

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income. All of the net income derived by a Fund from an interest in a QPTP will be treated as Qualifying Income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. Federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a Fund from the MLP likely will be treated as a return of capital for U.S. Federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a Fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the Fund does not dispose of the MLP, the Fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its Distribution Requirement. A Fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesireable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income”, will be treated as ordinary income. Therefore, to the extent a Fund invests in MLPs, shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs generally are expected to be treated as partnerships for U.S. Federal income tax purposes, some MLPs may be treated as passive foreign investment companies or “regular” corporations for U.S. Federal income tax purposes. The treatment of particular MLPs for U.S. Federal income tax purposes will affect the extent to which a Fund can invest in MLPs and will impact the amount, character and timing of income recognized by the Fund.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Certain Funds may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.

Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, a Fund might make a “qualified electing fund” (QEF) or “mark-to-market” election.

If a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to mark-to-market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (for example, swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain and may cause some or all of the Fund’s previously distributed income to be classified as return of capital.

Each Fund may elect to treat gains and losses from forward currency contracts as capital gains or losses. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies will be Qualifying Income.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts, and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which a Fund may invest may be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. A Fund may need to distribute any mark-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain a Fund recognizes, even though it may not have closed the transactions and received cash to pay the distributions.

Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain “wash sale” rules, which apply to any transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward currency contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (that is, at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Income from REITs

Certain Funds may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion income”. The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income, however, those regulations have not yet been issued. Under a 2006 Notice issued by the IRS, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP will be subject to Federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, TMP directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess exclusion income. However, no Fund will invest directly in REMIC residual interests, or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Income from OID Securities

Certain Funds may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of municipal OID securities) the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on PIK securities. Because a Fund annually must distribute (1) substantially all of its investment company taxable income (including any accrued OID and other non-cash income) to avoid imposition of the Excise Tax and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID) to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Convertible Securities

Convertible debt ordinarily is treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) often, but not always, is treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature ordinarily, but not always, is treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Shareholder Tax Considerations

Dividends a Fund pays to you from investment company taxable income will be taxable as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to Federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the Federal income tax rates for net capital gain — a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which will be adjusted for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the AMT.

Distributions to you of a Fund’s net capital gain (net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs, and other tax-exempt investors will be subject to Federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or additional Fund shares.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his or her shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his or her Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. A Fund will calculate the shareholder’s cost basis using its default method, unless the shareholder instructs the Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or capital gain distribution, they will receive some portion of the purchase price back as a taxable distribution.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (foreign-source income) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s Federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for Federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its Federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Income dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a Federal withholding tax of 30% (or lower treaty rate) and U.S. estate tax. Income from a Fund that effectively is connected with a U.S. trade or business carried on by a foreign shareholder will subject ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of a Fund to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Foreign shareholders may be subject to U.S. estate tax and are subject to special U.S. tax certification requirements to avoid back-up withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to back-up withholding at a rate of 28%, if such shareholder fails to properly certify that he or she is not a U.S. person.

Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends a Fund pays, and (2) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale or a redemption of Fund shares. As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, also certifies that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be a Fund). The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Taxes on Purchases and Redemptions of Creation Units

Purchasers of Creation Units of shares on an in-kind basis generally will recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units, and the purchaser’s aggregate basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units generally will recognize a gain or loss equal to the difference between the redeeming shareholder’s basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received, if any, plus (or minus) the cash amount received (or paid). The IRS may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible.

Any capital gain or loss realized upon the purchase of Creation Units generally will be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units generally will be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

A Fund has the right to reject an order for Creation Units if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

* * * * *

The foregoing is an abbreviated summary of certain Federal tax considerations affecting each Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisors for more detailed information and for information regarding other Federal tax considerations and any state, local, or foreign taxes that may apply to them.

FINANCIAL STATEMENTS

Initial Investment

On September 7, 2016, Ivy Investment Management Company (“IICO”) purchased for investment 5,000 shares of the Ivy Focused Growth NextShares at a Net Asset Value (“NAV”) of $20.00 per share. As of the date of this SAI, it was the sole shareholder of the Fund.

Ivy Focused Growth NextShares

Statement of Assets and Liabilities

September 7, 2016

Assets:
Cash	$100,000

Total Assets	$100,000

Liabilities:
Total Liabilities	$0

Net Assets	$100,000

Composition of Net Assets
Capital paid in	$100,000
Shares of beneficial interest outstanding $0.001 par value, unlimited shares authorized	5,000

Net Asset Value per Share (net assets divided by shares outstanding)	$20.00

See the accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Ivy Focused Growth NextShares (Fund) is a series portfolio of Ivy NextShares (Trust). The Trust was organized as a Delaware statutory trust under Delaware law on July 17, 2015. The Fund has not yet commenced investment operations and has been inactive since that date except for matters relating to its organization and registration under the Investment Company Act of 1940, as amended, and the registration of its shares under the Securities Act of 1933, as amended.

The Fund is authorized to issue an unlimited number of shares with $0.001 par value. IICO, investment manager to the Fund, is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. On September 7, 2016, IICO purchased for investment 5,000 shares of the Fund at their NAV of $20.00 per share. The proceeds of such initial capitalization were held in cash.

The Fund’s investment objective is to provide growth of capital.

Note 2 – Significant Accounting Policies

Income Taxes. It is the policy of the Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Fund files income tax returns in U.S. federal and applicable state jurisdictions.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Offering Costs and Organizational Expenses. IICO (Adviser) has agreed to pay the entire Fund’s offering costs and organizational expenses. As a result, offering costs and organizational expenses of the Fund are not reflected in the Fund’s financial statements.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

Note 3. Investment Management Agreement

The Adviser, a wholly-owned subsidiary of Waddell & Reed Financial Inc., is a registered investment adviser and will be responsible for administrative and compliance oversight services to the Fund.

The Adviser provides services to the Fund pursuant to an investment management agreement between the Fund and the Adviser. Under the investment management agreement, subject to the supervision and direction of the Fund’s Board, the Adviser will, among other duties, manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Fund has agreed to pay the Adviser a management fee at an annual rate of 0.75% as a percentage of average daily net assets.

In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with the Adviser), custodian, administrator, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Note 4. Concentration of Credit Risk

Cash at September 7, 2016 is on deposit at the State Street Bank and Trust Company, the Fund’s custodian.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ivy NextShares:

We have audited the accompanying statement of assets and liabilities of Ivy Focused Growth NextShares (the “Fund”), one of the series of Ivy NextShares, as of September 7, 2016. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Ivy Focused Growth NextShares as of September 7, 2016, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

October 6, 2016

APPENDIX A

The following are descriptions of some of the ratings of securities in which a Fund may invest. IICO also may use ratings provided by other NRSROs in determining the eligibility of securities for the Fund.

Description of Bond Ratings

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P). An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations likely will have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions likely will impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P believes that such payments will be made within 5 business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues often are in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Preferred Stock Ratings

S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol normally will not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C — A preferred stock rated C is a non-paying issue.

D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stocks. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Note Ratings

S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less likely will receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

1. Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

2. Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s. Moody’s Short-Term Loan Ratings — Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s. Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity normally will be evidenced by (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term debt. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term debt. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

Description of Short-Term Credit Ratings

Fitch Ratings — National Short-term Credit Ratings:

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx) — Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx) — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx) — Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

APPENDIX B

Listed below are the dates in calendar years 2016 and 2017 in which the regular holidays in non-U.S. markets may impact a Fund’s settlement. This list is based on information available to the Funds. The list may not be accurate or complete and is subject to change.

2016

AUSTRALIA
January 1	April 12	August 1	December 26
January 26	April 25	August 17	December 27
March 7	May 2	September 26	December 28
March 8	May 16	October 3	December 30
March 14	June 6	November 1
March 25	June 13	November 2
March 28	June 14	December 23

AUSTRIA
January 1	May 5	October 26	December 30
January 6	May 16	November 1
March 25	May 26	December 8
March 28	August 15	December 26
BELGIUM
January 1	May 5	July 21	November 11
March 25	May 6	August 15	December 26
March 28	May 16	November 1

BRAZIL
January 1	February 9	September 7	December 30
January 20	March 25	October 12
January 25	April 21	November 2
February 8	May 26	November 15
CANADA
January 1	May 23	September 5	December 27
January 4	June 24	October 10
February 15	July 1	November 11
March 25	August 1	December 26

CHILE
January 1	June 27	September 19	December 8
March 24	August 15	October 10	December 23
March 25	September 16	October 31	December 30
May 23	September 18	November 1

CHINA
January 1	February 16	June 9	October 7
January 18	April 4	July 4	October 10
February 8	May 2	September 5	November 11
February 9	May 3	September 15	November 24
February 10	May 4	October 3	December 26
February 11	May 5	October 4
February 12	May 6	October 5
February 15	May 30	October 6

COLOMBIA
January 1	March 25	July 4	November 7
January 11	May 9	July 20	November 14
March 21	May 30	August 15	December 8
March 24	June 6	October 17	December 30
CZECH REPUBLIC
January 1	July 6	October 28	December 26
March 28	September 28	November 17	December 30
July 5

DENMARK
January 1	March 28	May 5	May 16
March 24	April 22	May 6	December 26
March 25
EGYPT
January 7	May 2	September 12	December 11
January 25	July 6	September 13	December 12
April 25	July 7	October 2
May 1	September 11	October 6
* The Egyptian market is closed every Friday.

FINLAND
January 1	March 25	May 5	December 6
January 6	March 28	June 24	December 26
FRANCE
January 1	May 16	July 15	November 11
March 25	May 20	August 15	December 26
March 28	May 31	October 31
May 5	July 14	November 1

GERMANY
January 1	March 28	August 15	December 30
January 6	May 5	October 3
February 8	May 16	November 1
March 25	May 26	December 26
GREECE
January 1	March 25	May 16	December 26
January 6	March 28	June 20
February 8	April 29	August 15
March 14	May 2	October 28

HONG KONG
January 1	March 25	June 9	December 26
February 8	March 28	July 1	December 27
February 9	April 4	September 16
February 10	May 2	October 10
HUNGARY
January 1	March 25	October 31	December 30
March 14	March 28	November 1
March 15	May 16	November 26

INDIA
January 1	April 15	August 17	October 12
January 26	April 19	August 19	October 31
March 7	May 21	August 22	November 1
March 23	June 30	September 5	November 14
March 25	July 1	September 12	December 12
April 1	July 6	September 13	December 13
April 8	July 7	September 30
April 14	August 15	October 11
INDONESIA
January 1	May 5	July 7	October 3
February 8	May 6	July 8	December 12
March 9	July 4	August 17	December 26
March 25	July 5	September 12	December 30
April 8	July 6	September 13

IRELAND
January 1	May 2	December 23	December 30
March 17	June 6	December 26
March 25	August 1	December 27
March 28	October 31	December 28
ISRAEL
March 24	May 11	October 4	October 20
April 24	May 12	October 11	October 23
April 25	May 13	October 12	October 24
April 26	June 12	October 16	December 25
April 27	August 14	October 17
April 28	October 2	October 18
April 29	October 3	October 19
* The Israeli market is closed every Friday.

ITALY
January 1	March 28	June 9	December 8
January 6	April 25	August 15	December 26
March 25	June 2	November 1

JAPAN
January 1	April 29	July 18	October 10
January 11	May 3	August 11	November 3
February 11	May 4	September 19	November 23
March 21	May 5	September 22	December 23

KUWAIT
January 3	July 5	September 11	September 14
February 25	July 6	September 12	October 2
May 5	July 7	September 13	December 12
* The Kuwaiti market is closed every Friday.
LUXEMBOURG
January 1	May 5	June 23	November 1
March 25	May 16	August 15	December 26
March 28

MALAYSIA
January 1	May 23	July 7	October 3
February 1	May 30	July 8	October 31
February 8	May 31	August 31	December 12
February 9	June 4	September 12	December 26
May 2	July 6	September 16
MEXICO
January 1	March 21	September 16	December 12
February 1	March 24	November 2
February 5	March 25	November 21

MOROCCO
January 1	July 7	September 14	December 12
January 11	September 12	October 3	December 13
July 6	September 13	November 18
NETHERLANDS
January 1	March 28	May 5	May 16
March 25	April 27	May 12	December 26

NEW ZEALAND
January 1	March 24	June 6	December 27
January 4	March 25	October 24	December 30
January 25	March 28	December 23
February 1	April 25	December 26
NIGERIA
January 1	May 30	September 12	December 12
March 25	July 6	September 13	December 26
March 28	July 7	October 3	December 27
May 2

NORWAY
January 1	March 25	May 5	May 17
March 23	March 28	May 16	December 26
March 24

OMAN
January 1	July 7	September 13	October 2
May 5	September 12	September 14	December 12
July 6
* The Omani market is closed every Friday.

PAKISTAN
January 1	June 24	July 9	October 11
February 5	July 1	September 12	October 12
March 23	July 6	September 13	November 9
June 6	July 7	September 14	December 12
June 7	July 8	September 15	December 13
PERU
January 1	June 29	July 29	November 1
March 24	July 28	August 30	December 8
March 25

PHILIPPINES
January 1	March 25	August 26	November 2
February 8	May 9	August 29	November 30
February 25	July 6	September 12	December 30
March 24	July 7	November 1
POLAND
January 1	March 28	August 15	December 26
January 6	May 3	November 1
March 25	May 26	November 11

PORTUGAL
January 1	April 25	August 15	December 8
February 9	May 26	October 5	December 26
March 25	June 10	November 1
March 28	June 13	December 1
QATAR
March 6	September 11	September 13	September 15
July 6	September 12	September 14	December 18
July 7
* The Qatari market is closed every Friday.

RUSSIA
January 1	January 7	March 7	May 10
January 4	January 8	March 8	June 13
January 5	February 22	May 2	November 4
January 6	February 23	May 9
SINGAPORE
January 1	May 2	August 9	October 31
February 8	May 21	September 12	December 26
February 9	May 23	September 13
March 25	July 7	October 29

SOUTH AFRICA
January 1	April 27	December 16	December 30
March 21	May 2	December 23
March 25	June 16	December 26
March 28	August 9	December 27
SOUTH KOREA
January 1	March 1	June 6	October 3
January 4	April 5	August 15	November 10
February 8	April 13	September 14	December 30
February 9	April 14	September 15
February 10	May 5	September 16

SPAIN
January 1	April 8	July 25	November 1
January 6	April 12	August 15	November 9
March 24	May 2	August 16	December 6
March 25	May 3	September 9	December 8
March 28	May 26	October 12	December 26
SWEDEN
January 1	March 24	May 4	June 24
January 5	March 25	May 5	November 4
January 6	March 28	June 6	December 26

SWITZERLAND
January 1	May 5	August 1	December 8
January 6	May 16	August 15	December 26
March 25	May 26	September 8
March 28	June 29	November 1
TAIWAN
January 1	February 10	May 2	October 5
February 4	February 11	June 9	October 10
February 5	February 12	September 15
February 8	April 4	October 3
February 9	April 5	October 4

THAILAND
January 1	April 14	May 23	August 12
February 22	April 15	July 1	October 24
April 6	May 2	July 18	December 5
April 13	May 5	July 19	December 12
TURKEY
January 1	July 5	August 30	September 15
April 23	July 6	September 12	September 16
May 1	July 7	September 13	October 28
May 19	July 8	September 14	October 29

UNITED ARAB EMIRATES
January 2	July 7	September 13	December 11
May 4	August 6	September 14	December 12
May 5	September 10	October 2
July 5	September 11	December 3
July 6	September 12	December 4
* The United Arab Emirates market is closed every Friday.
UNITED KINGDOM
January 1	May 2	December 23	December 30
March 25	May 30	December 26
March 28	August 29	December 27

VIETNAM
January 1	February 9	April 18	May 3
February 8	February 10	May 2	September 2

2017

AUSTRALIA
January 2	April 17	August 7	December 26
January 26	April 25	October 2
April 14	June 12	December 24

AUSTRIA
January 1	May 25	October 26	December 26
January 6	June 5	November 1
April 17	June 15	December 8
May 1	August 15	December 25
BELGIUM
April 14	May 25	August 15	December 26
April 17	June 5	November 1
May 1	July 21	December 25

BRAZIL
January 1	April 14	June 15	November 2
February 27	April 21	September 7	November 15
February 28	May 1	October 12	December 25
CANADA
January 2	May 22	September 4	December 25
February 20	July 3	October 9	December 26
April 14	August 7	November 13

CHILE
January 1	May 1	August 15	October 27
April 14	May 21	September 18	November 1
April 15	June 26	September 19	December 8
April 16	July 16	October 9	December 25

CHINA
January 1	January 30	May 30	October 4
January 27	January 31	October 1	October 5
January 28	April 5	October 2	October 6
January 29	May 1	October 3

COLOMBIA
January 1	May 1	July 20	November 13
January 9	May 29	August 7	December 8
March 20	June 19	August 21	December 25
April 13	June 26	October 16
April 14	July 3	November 6
CZECH REPUBLIC
January 1	May 1	July 6	December 24
April 14	May 8	October 28	December 25
April 17	June 28	November 17	December 26

DENMARK
January 1	April 17	June 5	December 31
April 13	May 12	December 24
April 14	May 25	December 25
April 16	May 26	December 26
EGYPT
January 7	April 25	July 1	September 2
January 25	May 1	July 23	September 21
April 16	June 25	August 31	October 6
April 17	June 26	September 1	December 1
* The Egyptian market is closed every Friday.

FINLAND
January 1	May 1	December 6	December 31
January 6	May 25	December 24
April 14	June 23	December 25
April 17	June 24	December 26
FRANCE
March 26	October 29	December 25	December 26
May 1

GERMANY
January 1	April 14	May 1	December 25
March 26	April 17	October 29	December 26
GREECE
January 6	April 17	June 5	December 25
February 27	May 1	August 15	December 26
April 14

HONG KONG
January 2	April 17	December 25	December 26
April 14

HUNGARY
January 1	March 15	August 20	October 23

INDIA
January 26	May 1	October 2	December 25
April 24	August 15
INDONESIA
January 1	August 17	December 25

IRELAND
January 2	May 1	June 26	September 22
March 17	May 11	July 27	December 25
April 14	May 25	August 17
ISRAEL
March 12	May 2	September 21	September 30
April 11	May 31	September 22	October 5
April 17	August 1	September 29	October 12
* The Israeli market is closed every Friday.

ITALY
January 1	April 17	December 25	December 26
April 14	May 1
JAPAN
January 1	March 20	July 17	November 3
January 2	April 29	August 11	November 23
January 3	May 3	September 18	December 23
January 9	May 4	September 23
February 11	May 5	October 9

KUWAIT
January 1	June 24	August 31	September 21
February 25	June 25	September 1	December 1
February 26	June 26	September 2
April 24	August 30	September 3
* The Kuwaiti market is closed every Friday.
LUXEMBOURG
April 14	May 25	August 15	December 26
April 17	June 5	November 1
May 1	June 23	December 25

MALAYSIA
January 1	May 1	September 16	December 25
February 1	August 31
MEXICO
January 1	April 13	September 16	December 12
February 6	April 15	November 2	December 25
March 20	May 1	November 20

MOROCCO
January 1	July 30	September 1	December 1
January 11	August 14	September 21
May 1	August 20	November 6
July 17	August 21	November 18
NETHERLANDS
January 1	April 14	June 5	December 25
March 26	April 17	October 29	December 26

NEW ZEALAND
January 2	January 30	April 17	October 23
January 3	February 6	April 25	December 25
January 23	April 14	June 5	December 26
NIGERIA
January 2	May 29	September 2	December 26
April 14	June 25	October 2
April 17	June 26	December 1
May 1	September 1	December 25

NORWAY
April 13	May 1	June 5	December 26
April 14	May 17	December 25
April 17	May 25
OMAN
April 24	July 23	September 3	November 19
June 25	September 1	September 21	December 1
June 26	September 2	November 18
* The Omani market is closed every Friday.

PAKISTAN
January 2	May 27	August 14	October 1
February 5	June 25	September 1	November 9
March 23	June 26	September 2	December 1
May 1	July 1	September 30	December 25
PERU
January 1	May 1	July 29	November 1
April 13	June 29	August 30	December 8
April 14	July 28	October 8	December 25

PHILIPPINES
January 1	April 14	August 28	December 25
April 9	May 1	November 1	December 30
April 13	June 12	November 30	December 31
POLAND
January 1	May 1	November 1	December 26
January 6	May 3	November 11
April 14	June 15	December 24
April 17	August 15	December 25

PORTUGAL
April 14	May 1	December 25	December 26
April 17
QATAR
January 1	June 26	September 2	December 18
March 5	June 27	September 3
June 25	September 1	September 4
* The Qatari market is closed every Friday.

RUSSIA
January 1	February 23	May 9	November 6
January 2	March 8	June 12
January 7	May 1
SINGAPORE
January 1	April 14	August 9	December 25
January 2	May 1

SOUTH AFRICA
January 1	April 17	August 9	December 25
January 2	April 27	September 24	December 26
March 21	May 1	September 25
April 14	June 16	December 16
SOUTH KOREA
January 1	March 1	August 15	October 9
January 27	May 1	October 3	December 20
January 28	May 3	October 4	December 25
January 29	May 5	October 5
January 30	June 6	October 6

SPAIN
April 13	June 15	October 12	December 25
April 14	July 25	November 1
May 1	August 15	December 8
SWEDEN
January 6	May 1	June 23	December 26
April 14	May 25	December 25
April 17	June 6

SWITZERLAND
January 2	April 17	June 5	December 25
April 14	May 25	August 1	December 26
TAIWAN
January 1	April 5	May 1	October 10
February 28

THAILAND
January 2	April 14	May 10	October 23
February 11	April 15	July 1	December 5
April 6	May 1	July 10	December 11
April 13	May 5	August 14
TURKEY
January 1	May 1	August 30	October 29
April 23	May 19

UNITED ARAB EMIRATES
January 1	June 27	September 3	December 3
April 24	August 31	September 21
June 25	September 1	December 1
June 26	September 2	December 2
* The United Arab Emirates market is closed every Friday.
UNITED KINGDOM
January 2	April 17	August 28	December 26
March 26	May 1	October 29
April 14	May 29	December 25

VIETNAM
January 2	January 29	May 1	September 4
January 27	January 30	May 2
January 28	April 6

Listed below are the instances in calendar years 2016 and 2017 where, due to local holidays, more than seven days will be needed to deliver redemption proceeds. The chart also lists the worst-case redemption cycle* (longest number of days) for the Funds, which is a function of the longest redemption cycle among the countries listed below.

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2016

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
AUSTRALIA	12/23/2015	1/4/2016	12
	12/20/2016	12/29/2016	9
	12/21/2016	1/2/2017	12
	12/22/2016	1/3/2017	12

CHINA	2/3/2016	2/17/2016	14
	2/4/2016	2/18/2016	14
	2/5/2016	2/19/2016	14
	4/27/2016	5/9/2016	12
	4/28/2016	5/10/2016	12
	4/29/2016	5/11/2016	12
	9/28/2016	10/11/2016	13
	9/29/2016	10/12/2016	13
	9/30/2016	10/13/2016	13
COLOMBIA	3/18/16	3/28/16	10

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
INDONESIA	6/29/2016	7/11/2016	12
	6/30/2016	7/12/2016	12
	7/1/2016	7/13/2016	12
IRELAND	12/21/2016	12/29/2016	8
	12/22/2016	1/2/2017	11

ISRAEL	4/20/2016	5/1/2016	11
	4/21/2016	5/2/2016	11
	10/10/2016	10/25/2016	15
	10/13/2016	10/26/2016	13
JAPAN	4/27/2016	5/6/2016	9
	4/28/2016	5/9/2016	11
	5/2/2016	5/10/2016	8

MALAYSIA	7/1/2016	7/11/2016	10
	7/4/2016	7/12/2016	8
	7/5/2016	7/13/2016	8
MEXICO	3/18/2016	3/28/2016	10

MOROCCO	9/7/2016	9/15/2016	8
	9/8/2016	9/16/2016	8
	9/9/2016	9/19/2016	10
NEW ZEALAND	3/21/16	3/29/16	8
	3/22/16	3/30/16	8
	3/23/16	3/31/16	8
	12/20/16	12/28/16	8
	12/21/16	12/29/16	8

NORWAY	3/21/2016	3/29/2016	8
	3/22/2016	3/30/2016	8
PAKISTAN	9/8/2016	9/16/2016	8
	9/9/2016	9/19/2016	10

PHILIPPINES	12/23/2015	1/4/2016	12
	12/28/2015	1/5/2016	8
	12/29/2015	1/6/2016	8
QATAR	9/6/2016	9/18/2016	12
	9/7/2016	9/19/2016	12
	9/8/2016	9/20/2016	12

SOUTH AFRICA	12/24/2015	1/4/2016	11
	12/28/2015	1/5/2016	8
	12/29/2015	1/6/2016	8
	12/30/2015	1/7/2016	8
	12/31/2015	1/8/2016	8
	3/14/2016	3/22/2016	8
	3/15/2016	3/23/2016	8

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
	3/16/2016	3/24/2016	8
	3/17/2016	3/29/2016	12
	3/18/2016	3/30/2016	12
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/20/2016	4/28/2016	8
	4/21/2016	4/29/2016	8
	4/22/2016	5/3/2016	11
	4/25/2016	5/4/2016	9
	4/26/2016	5/5/2016	9
	4/28/2016	5/6/2016	8
	4/29/2016	5/9/2016	10
	6/9/2016	6/17/2016	8
	6/10/2016	6/20/2016	10
	6/13/2016	6/21/2016	8
	6/14/2016	6/22/2016	8
	6/15/2016	6/23/2016	8
	8/2/2016	8/10/2016	8
	8/3/2016	8/11/2016	8
	8/4/2016	8/12/2016	8
	8/5/2016	8/15/2016	10
	8/8/2016	8/16/2016	8
	12/9/2016	12/19/2016	10
	12/12/2016	12/20/2016	8
	12/13/2016	12/21/2016	8
	12/14/2016	12/22/2016	8
	12/15/2016	12/28/2016	13
	12/16/2016	12/28/2016	12
	12/19/2016	12/29/2016	10
	12/20/2016	1/2/2017	13
	12/21/2016	1/3/2017	13
	12/22/2016	1/4/2017	13
	12/28/2016	1/5/2017	8
	12/29/2016	1/6/2017	8
SWEDEN	12/30/2015	1/7/2016	8

TAIWAN	2/2/2016	2/15/2016	13
	2/3/2016	2/1/2016	13
THAILAND	4/8/2016	4/18/2016	10
	4/11/2016	4/19/2016	8
	4/12/2016	4/20/2016	8

TURKEY	7/1/2016	7/11/2016	10
	7/4/2016	7/12/2016	8
	9/8/2016	9/19/2016	11
	9/9/2016	9/20/2016	11

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
UNITED ARAB EMIRATES	9/7/2016	9/15/2016	8
	9/8/2016	9/18/2016	10

VIETNAM	2/3/2016	2/11/2016	8
	2/4/2016	2/12/2016	8
	2/5/2016	2/15/2016	10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2017

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
JAPAN	4/28/2017	5/8/2017	9
	5/1/2017	5/9/2017	8
	5/2/2017	5/10/2017	8

QATAR	6/20/2017	6/28/2017	8
	6/21/2017	6/29/2017	8
	6/22/2017	7/2/2017	10

SOUTH AFRICA	4/7/2017	4/18/2017	11
	4/10/2017	4/19/2017	9
	4/11/2017	4/20/2017	9
	4/12/2017	4/21/2017	9
	4/13/2017	4/24/2014	11
	4/20/2017	4/28.2017	8
	4/21/2017	5/2/2017	10
	4/24/2017	5/3/2017	9
	4/25/2017	5/4/2017	9
	4/26/2017	5/5/2017	9
	4/28/2017	5/10/2017	10
	6/12/2017	6/20/2017	8
	6/13/2017	6/21/2017	8
	6/14/2017	6/22/2017	8
	6/15/2017	6/23/2017	8
	8/2/2017	8/10/2017	8
	8/3/2017	8/11/2017	8
	8/4/2017	8/14/2017	10
	8/7/2017	8/15/2017	8
	8/8/2017	8/16/2017	8
	9/18/2017	9/26/2017	8
	9/19/2017	9/27/2017	8
	9/20/2017	9/28/2017	8
	9/21/2017	9/29/2017	8
	9/22/2017	10/2/2017	10
	12/18/2017	12/27/2017	9

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
	12/19/2017	12/28/2017	9
	12/20/2017	12/29/2017	9
	12/21/2017	1/1/2018	11
	12/22/2017	1/2/2018	11

SOUTH KOREA	9/29/2017	10/10/2017	10
	10/2/2017	10/11/2017	9

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

PART C: OTHER INFORMATION

Item 28. Exhibits:

(a)	Articles of Incorporation:

(a)(1)	Agreement and Declaration of Trust of Ivy NextShares, dated February 23, 2016, filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(b)	By-laws:

(b)(1)	By-laws for Ivy NextShares, dated May 17, 2016, filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(c)	Instruments Defining the Rights of Security Holders:

Articles III, V, VI, VII, and VIII of the Declaration of Trust and Articles II, VI, and VII of the By-laws each define the rights of shareholders.

(d)	Investment Advisory Contracts:

(d)(1)	Investment Management Agreement between Ivy NextShares and Ivy Investment Management Company, on behalf of each of the series of the Trust, filed with this Pre-Effective Amendment No. 3.

(e)	Distribution Agreements:

(e)(1)	Distribution Agreement between Ivy NextShares and ALPS Distributors, Inc., filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(f)	Bonus or Profit Sharing Contracts: Not applicable.

(g)	Custodian Agreements:

(g)(1)	Master Custodian Agreement between Ivy NextShares and State Street Bank and Trust Company, filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(h)	Other Material Contracts:

(h)(1)	Transfer Agency and Service Agreement between Ivy NextShares and State Street Bank and Trust Company, filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(h)(2)	Accounting and Administrative Services Agreement between Ivy NextShares and Waddell & Reed Services Company, filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(h)(3)	Form of Participant Agreement, filed with this Pre-Effective Amendment No. 3.

(h)(4)	Expense Reimbursement Agreement between Ivy Investment Management Company, Waddell & Reed Services Company and Ivy NextShares on behalf of each series of the Trust, effective October 17, 2016, filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(i)	Opinion and Consent of Counsel: filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(j)	Consent of Independent Registered Public Accounting Firm: filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(k)	Omitted Financial Statements: Not applicable.

(l)	Initial Capital Agreements: filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(m)	Rule 12b-1 Plan: filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(n)	Rule 18f-3 Plan: Not applicable.

(p)	Codes of Ethics:

(p)(1)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, doing business as WI Services Company, and Ivy NextShares, filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(p)(2)	Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

(p)(3)	Code of Ethics for ALPS Distributors, dated May 1, 2010, and amended April 1, 2016, filed with Pre-Effective Amendment No. 2, and incorporated by reference herein.

Item 29. Persons Controlled by or Under Common Control with Registrant: Not applicable.

Item 30. Indemnification

Reference is made to Article VII of the Declaration of Trust of the Registrant and to Section 6 of the Distribution Agreement, each of which provides indemnification. Also refer to Section 3817 of the Delaware Statutory Trust Act.

Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, By-laws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Ivy Investment Management Company (IICO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between IICO and the Registrant, IICO is to provide investment management services to the Registrant. IICO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of the Registration Statement and to other investment advisory clients.

Each director and executive officer of IICO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of IICO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information (SAI) of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of IICO, reference is made to Part A and Part B of the Prospectus and SAI of this Registrant.

Item 32. Principal Underwriter and Distributor

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Columbia ETF Trust I, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF Trust, ETFS Trust, EGA Emerging Global Shares Trust, Elevation ETF Trust, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY Next Shares, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Owlshares ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None

Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	The Funds had not commenced operations during the last fiscal year; therefore, the Funds did not provide commissions and other compensation to any principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Mr. Philip A. Shipp, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

Item 34. Management Services

There are no service contracts other than as discussed in Part A and B of the Registration Statement and listed in response to the Item numbers contained herein in this Part C of this Registration Statement on Form N-1A.

Item 35. Undertakings: Not applicable.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, IVY NEXTSHARES (hereinafter called the Trust), and certain trustees and officers for the Trust, do hereby constitute and appoint PHILIP J. SANDERS, WENDY J. HILLS, J. J. RICHIE and PHILIP A. SHIPP, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such trustees and officers in his/her behalf as such trustee or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: August 9, 2016

/s/ Philip J. Sanders
Philip J. Sanders, President

/s/ Joseph Harroz, Jr.
Joseph Harroz, Jr., Chairman and Trustee

/s/ Jarold W. Boettcher
Jarold W. Boettcher, Trustee

/s/ James D. Gressett
James D. Gressett, Trustee

/s/ Henry J. Herrmann
Henry J. Herrmann, Trustee

/s/ Glendon E. Johnson, Jr.
Glendon E. Johnson, Jr., Trustee

/s/ Michael G. Smith
Michael G. Smith, Trustee

/s/ Edward M. Tighe
Edward M. Tighe, Trustee

Attest:

/s/ Wendy J. Hills
Wendy J. Hills, Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Overland Park, and State of Kansas, on the 12th day of October, 2016.

IVY NEXTSHARES

a Delaware statutory trust

(Registrant)

By: /s/Philip J. Sanders

Philip J. Sanders, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 12th day of October, 2016.

Signatures	Title

/s/ Joseph Harroz, Jr.* Joseph Harroz, Jr.	Chairman and Trustee

/s/ Philip J. Sanders Philip J. Sanders	President

/s/ Joseph W. Kauten Joseph W. Kauten	Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer

/s/ Jarold W. Boettcher* Jarold W. Boettcher	Trustee

/s/ James D. Gressett* James D. Gressett	Trustee

/s/ Henry J. Herrmann* Henry J. Herrmann	Trustee

/s/ Glendon E. Johnson, Jr.* Glendon E. Johnson, Jr.	Trustee

/s/ Michael G. Smith* Michael G. Smith	Trustee

/s/ Edward M. Tighe* Edward M. Tighe	Trustee

*By:	/s/ Philip A. Shipp
Philip A. Shipp Attorney-in-Fact

ATTEST:	/s/ Wendy J. Hills
Wendy J. Hills Secretary

Exhibit Index

(d)(1)	Investment Management Agreement between Ivy NextShares and Ivy Investment Management Company, on behalf of each of the series of the Trust

(h)(3)	Form of Participant Agreement